                                                                     EXHIBIT 4.7





================================================================================




                      DEVON FINANCING CORPORATION, U.L.C.,
                                    as Issuer

                            DEVON ENERGY CORPORATION,
                                  as Guarantor

                                       and

                            THE CHASE MANHATTAN BANK,
                                   as Trustee

                                    INDENTURE

                           Dated as of October 3, 2001

                              SERIES A and SERIES B

                                 $1,750,000,000

                              6.875% NOTES DUE 2011

                                 $1,250,000,000

                           7.875% DEBENTURES DUE 2031




================================================================================

                             CROSS-REFERENCE TABLE*

TIA Section                                                                           Indenture Section
-----------                                                                           -----------------
310(a)(1).............................................................................6.10
   (a)(2).............................................................................6.10
   (a)(3).............................................................................N.A.
   (a)(4).............................................................................N.A.
   (a)(5).............................................................................6.10
   (b)................................................................................6.10; 7.01(b)
   (c)................................................................................N.A.
311(a)................................................................................6.11
   (b)................................................................................6.11
   (c)................................................................................N.A.
312(a)................................................................................2.05
   (b)................................................................................11.03
   (c)................................................................................11.03
313(a)................................................................................6.06
   (b)................................................................................6.06
   (c)................................................................................6.06
   (d)................................................................................6.06
314(a)................................................................................3.03
   (b)................................................................................N.A.
   (c)(1).............................................................................11.04
   (c)(2).............................................................................11.04
   (c)(3).............................................................................N.A.
   (d)................................................................................N.A.
   (e)................................................................................11.05
   (f)................................................................................N.A.
315(a)................................................................................6.01(b)
   (b)................................................................................6.05
   (c)................................................................................6.01(a)
   (d)................................................................................6.01(c)
   (e)................................................................................5.11
316(a)(last sentence).................................................................2.09
   (a)(1)(A)..........................................................................5.05
   (a)(1)(B)..........................................................................5.04
   (a)(2).............................................................................N.A.
   (b)................................................................................5.07
   (c)................................................................................8.04
317(a)(1).............................................................................5.08
   (a)(2).............................................................................5.09
   (b)................................................................................2.04
318(a)................................................................................11.01

N.A. means not applicable

* This Cross-Reference Table is not part of this Indenture

                                TABLE OF CONTENTS

                                                                                                           Page
                                                                                                           ----
                                                    ARTICLE I

                                   DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01.          Definitions............................................................................1
SECTION 1.02.          Other Definitions.....................................................................11
SECTION 1.03.          Incorporation by Reference of Trust Indenture Act.....................................11
SECTION 1.04.          Rules of Construction.................................................................12

                                                   ARTICLE II

                                                 THE SECURITIES

SECTION 2.01.          Form and Dating.......................................................................12
SECTION 2.02.          Execution and Authentication..........................................................14
SECTION 2.03.          Registrar and Paying Agent............................................................15
SECTION 2.04.          Paying Agent to Hold Money in Trust...................................................16
SECTION 2.05.          Holder Lists..........................................................................16
SECTION 2.06.          Transfer and Exchange.................................................................16
SECTION 2.07.          Replacement Securities................................................................32
SECTION 2.08.          Outstanding Securities................................................................32
SECTION 2.09.          Treasury Securities...................................................................33
SECTION 2.10.          Temporary Securities..................................................................33
SECTION 2.11.          Cancellation..........................................................................33
SECTION 2.12.          Defaulted Interest....................................................................34
SECTION 2.13.          Persons Deemed Owners.................................................................34
SECTION 2.14.          CUSIP Numbers.........................................................................34

                                                   ARTICLE III

                                                    COVENANTS

SECTION 3.01.          Payment of Securities.................................................................34
SECTION 3.02.          Maintenance of Office or Agency.......................................................35
SECTION 3.03.          SEC Reports; Financial Statements.....................................................36
SECTION 3.04.          Compliance Certificate................................................................36
SECTION 3.05.          Corporate Existence...................................................................37
SECTION 3.06.          Waiver of Stay, Extension or Usury Laws...............................................37
SECTION 3.07.          Limitation on Liens...................................................................38
SECTION 3.08.          Payment of Additional Amounts.........................................................40

                                                                                                           Page
                                                                                                           ----
                                                   ARTICLE IV

                                         CONSOLIDATION, MERGER AND SALE

SECTION 4.01.          Limitation on Mergers and Consolidations..............................................42
SECTION 4.02.          Successors Substituted................................................................43
SECTION 4.03.          Assignment of Company's Obligations...................................................43

                                                    ARTICLE V

                                              DEFAULTS AND REMEDIES

SECTION 5.01.          Events of Default.....................................................................44
SECTION 5.02.          Acceleration..........................................................................46
SECTION 5.03.          Other Remedies........................................................................47
SECTION 5.04.          Waiver of Existing Defaults...........................................................48
SECTION 5.05.          Control by Majority...................................................................48
SECTION 5.06.          Limitations on Suits..................................................................49
SECTION 5.07.          Rights of Holders to Receive Payment..................................................49
SECTION 5.08.          Collection Suit by Trustee............................................................49
SECTION 5.09.          Trustee May File Proofs of Claim......................................................50
SECTION 5.10.          Priorities............................................................................50
SECTION 5.11.          Undertaking for Costs.................................................................51

                                                   ARTICLE VI

                                                     TRUSTEE

SECTION 6.01.          Duties of Trustee.....................................................................51
SECTION 6.02.          Rights of Trustee.....................................................................52
SECTION 6.03.          Individual Rights of Trustee..........................................................54
SECTION 6.04.          Trustee's Disclaimer..................................................................54
SECTION 6.05.          Notice of Defaults....................................................................54
SECTION 6.06.          Reports by Trustee to Holders.........................................................54
SECTION 6.07.          Compensation and Indemnity............................................................55
SECTION 6.08.          Replacement of Trustee................................................................56
SECTION 6.09.          Successor Trustee by Merger, etc......................................................57
SECTION 6.10.          Eligibility; Disqualification.........................................................57
SECTION 6.11.          Preferential Collection of Claims Against Company.....................................57

                                                                                                           Page
                                                                                                           ----
                                                   ARTICLE VII

                                             DISCHARGE OF INDENTURE

SECTION 7.01.          Termination of Company's Obligations..................................................58
SECTION 7.02.          Application of Trust Money............................................................62
SECTION 7.03.          Repayment to Company..................................................................62
SECTION 7.04.          Reinstatement.........................................................................62

                                                  ARTICLE VIII

                                                   AMENDMENTS

SECTION 8.01.          Without Consent of Holders............................................................63
SECTION 8.02.          With Consent of Holders...............................................................65
SECTION 8.03.          Compliance with Trust Indenture Act...................................................66
SECTION 8.04.          Revocation and Effect of Consents.....................................................66
SECTION 8.05.          Notation on or Exchange of Securities.................................................67
SECTION 8.06.          Trustee to Sign Amendments, etc.......................................................67

                                                   ARTICLE IX

                                            GUARANTEES OF SECURITIES

SECTION 9.01.          Unconditional Guarantees..............................................................68
SECTION 9.02.          Execution and Delivery of Notation of Guarantees......................................71

                                                    ARTICLE X

                                                   REDEMPTION

SECTION 10.01.         Notices to Trustee....................................................................71
SECTION 10.02.         Selection of Securities to be Redeemed................................................71
SECTION 10.03.         Notices to Holders....................................................................72
SECTION 10.04.         Effect of Notices of Redemption.......................................................73
SECTION 10.05.         Deposit of Redemption Price...........................................................73
SECTION 10.06.         Securities Redeemed in Part...........................................................73
SECTION 10.07.         Optional Redemption...................................................................73

                                                                                                           Page
                                                                                                           ----
                                                   ARTICLE XI

                                                  MISCELLANEOUS

SECTION 11.01.         Trust Indenture Act Controls..........................................................74
SECTION 11.02.         Notices...............................................................................74
SECTION 11.03.         Communication by Holders with Other Holders...........................................76
SECTION 11.04.         Certificate and Opinion as to Conditions Precedent....................................76
SECTION 11.05.         Statements Required in Certificate or Opinion.........................................76
SECTION 11.06.         Rules by Trustee and Agents...........................................................77
SECTION 11.07.         Legal Holidays........................................................................77
SECTION 11.08.         No Recourse Against Others............................................................77
SECTION 11.09.         Governing Law.........................................................................77
SECTION 11.10.         Consent to Jurisdiction and Service of Process........................................77
SECTION 11.11.         Waiver of Immunity....................................................................78
SECTION 11.12.         Judgment Currency.....................................................................78
SECTION 11.13.         No Adverse Interpretation of Other Agreements.........................................79
SECTION 11.14.         Successors............................................................................79
SECTION 11.15.         Severability..........................................................................79
SECTION 11.16.         Counterpart Originals.................................................................79
SECTION 11.17.         Table of Contents, Headings, etc......................................................79
SECTION 11.18.         Mitchell Restructuring Event..........................................................79

                                                    EXHIBITS

EXHIBIT A        -  Form of 10-Year Security................................................................A-1
EXHIBIT B        -  Form of 30-Year Security................................................................B-1
EXHIBIT C        -  Form of Certificate of Transfer.........................................................C-1
EXHIBIT D        -  Form of Certificate of Exchange.........................................................D-1

                  INDENTURE dated as of October 3, 2001 among Devon Financing Corporation, U.L.C., an unlimited liability company organized under the laws of the province of Nova Scotia, Canada (the "Company"), Devon Energy Corporation, a Delaware corporation (the "Guarantor"), and The Chase Manhattan Bank, as trustee (the "Trustee").

                  Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Company's
(i) 6.875% Series A Notes due 2011 (the "Series A 10-Year Securities") and 6.875% Series B Notes due 2011 (the "Series B 10-Year Securities" and together with the Series A 10-Year Securities, the "10-Year Securities") and (ii) 7.875% Series A Debentures due 2031 (the "Series A 30-Year Securities") and 7.875% Series B Debentures due 2031 (the "Series B 30-Year Securities" and together with the Series A 30-Year Securities, the "30-Year Securities"). The Series A 10-Year Securities and the Series A 30-Year Securities are collectively referred to herein as the "Series A Securities," and the Series B 10-Year Securities and the Series B 30-Year Securities are collectively referred to herein as the "Series B Securities."


                                    ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE


SECTION 1.01. Definitions.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such specified Person. For purposes of this definition, "control" of a Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing. The Trustee may request and may conclusively rely upon an Officers' Certificate to determine whether any Person is an Affiliate of any specified Person.

                  "Agent" means any Registrar or Paying Agent.

                  "Applicable Procedures" means, with respect to any transfer or exchange of or for beneficial interests in any Global Security, the rules and procedures of the Depositary, Euroclear and Clearstream that apply to such transfer or exchange.

                  "Bankruptcy Law" means Title 11, U.S. Code, the Bankruptcy and Insolvency Act (Canada), the Companies' Creditors Arrangement Act (Canada) or any similar U.S. or Canadian Federal, State, provincial or foreign law for the relief of debtors.

                  "Board of Directors" of any Person means the board of directors, board of managers (or other comparable governing body) of such Person or any committee thereof duly authorized, with respect to any particular matter, to act by or on behalf of the board of directors of such Person.

                  "Business Day" means any day that is not a Legal Holiday.

                  "Capital Interests" means, with respect to any Person, any and all shares, interests, participations, rights or other equivalents (however designated) of such Person's equity, including, without limitation (i) with respect to partnerships, partnership interests (whether general or limited),
(ii) with respect to limited liability companies, member interests, and (iii) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, such Person.

                  "Clearstream" means Clearstream Banking, S.A.

                  "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

                  "Consolidated Net Tangible Assets" means, calculated as of the date of the financial statements for the most recently ended fiscal quarter or fiscal year, as applicable, prior to the date of determination, the aggregate amount of assets of the Parent and its consolidated Subsidiaries, less applicable reserves and other properly deductible items but including investments in non-consolidated entities, after deducting therefrom:

                  (1) all current liabilities, excluding any portion thereof constituting Funded Debt by reason of being renewable or extendible at the option of the obligor beyond 12 months from the date of determination; and

                  (2) all goodwill, trade names, trademarks, patents, unamortized debt discount and expenses and other like intangibles, all as set forth on a consolidated balance sheet of the Parent and its consolidated Subsidiaries and computed in accordance with GAAP.

                  "Corporate Trust Office of the Trustee" means the office of the Trustee at which the corporate trust business of the Trustee shall be principally administered, which office shall initially be located at the address of the Trustee specified in Section 11.02 and may be located at such other address as the Trustee may give notice to the Company and the Holders or such other address as a successor Trustee may designate from time to time by notice to the Company and the Holders.

                  "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

                  "Default" means any event, act or condition that is, or after notice or the passage of time or both would be, an Event of Default.

                  "Definitive Security" means a certificated Security registered in the name of the Holder thereof and issued in accordance with Section 2.06, in the form of Exhibit A or B, except that such Security shall not bear the Global Security Legend and shall not have the "Schedule of Exchanges of Securities" attached thereto.

                  "Depositary" means The Depository Trust Company, its nominees and their respective successors.

                  "Distribution Compliance Period" means the "distribution compliance period" as defined in Regulation S.

                  "Euroclear" means Euroclear Bank, S.A.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor statute.

                  "Exchange Offer" means the offer that may be made by the Company pursuant to the Registration Rights Agreement to exchange each series of the Series B Securities for the corresponding series of Series A Securities.

                  "Exchange Offer Registration Statement" means a registration statement under the Securities Act relating to an Exchange Offer, including the related prospectus.

                  "Funded Debt" means all Debt of the Parent or any of its Subsidiaries for money borrowed which is not by its terms subordinated in right of payment to the prior payment in full of the Securities or to the Guarantor's full and unconditional guarantee in respect thereof, as applicable, having a maturity of more than 12 months from the date as of which the amount thereof is to be determined or having a maturity of fewer than 12 months but by its terms being (1) renewable or extendible beyond 12 months from such date at the option of the obligor; or (2) issued in connection with a commitment by a bank or other financial institution to lend so that the indebtedness is treated as though it had a maturity in excess of 12 months pursuant to GAAP.

                  "GAAP" means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the

Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, as in effect from time to time.

                  "Global Securities" means, individually and collectively, each of the Restricted Global Securities and the Unrestricted Global Securities, in the form of Exhibit A or B, respectively, issued in accordance with Section 2.01, 2.06(b)(iv), 2.06(d)(ii) or 2.06(f).

                  "Global Security Legend" means the legend set forth in Section 2.06(g)(ii) which is required to be placed on all Global Securities issued under this Indenture.

                  "Guarantor" means the Person named as the "Guarantor" in the first paragraph of this instrument and such other Person as may become a "Guarantor" hereunder pursuant to Section 11.18, in each case until a successor Person shall have assumed the obligations of such Person pursuant to the applicable provisions of this Indenture, and thereafter "Guarantor" shall mean such successor Person(s).

                  "Holder" means a Person in whose name a Security is registered.

                  "Indebtedness" means any indebtedness for money borrowed or representing the deferred purchase price of property or assets purchased.

                  "Indenture" means this Indenture as amended or supplemented from time to time.

                  "Indirect Participant" means a Person who holds a beneficial interest in a Global Security through a Participant.

                  "Initial Purchasers" means the initial purchasers named in the Purchase Agreement, as initial purchasers of the Series A Securities in the Offering.

                  "Interest Payment Date" has the meaning assigned to such term in the Securities.

                  "Issue Date" means the first date on which the Series A Securities are issued under this Indenture.

                  "Legal Holiday" means a Saturday, a Sunday or a day on which banking institutions in any of New York, New York, Oklahoma City, Oklahoma, Houston, Texas or a place of payment are authorized or obligated by law, regulation or executive order to remain closed.

                  "Letter of Transmittal" means the letter of transmittal to be prepared by the Company and sent to all Holders of the Securities for use by such Holders in connection with the Exchange Offer.

                  "Liquidated Damages" has the meaning given to such term in the Registration Rights Agreement.

                  "Maturity," when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise.

                  "Mortgage" means and includes any mortgage, pledge, lien, security interest, conditional sale or other title retention agreement or other similar encumbrance.

                  "Non-U.S. Person" means a Person who is not a U.S. Person.

                  "Offering" means the offering of the Original Securities pursuant to the Offering Memorandum.

                  "Offering Memorandum" means the Confidential Offering Memorandum of the Company, dated September 28, 2001, relating to the Offering.

                  "Officer" means the Chairman of the Board, the Chief Executive Officer, the President, any Vice Chairman of the Board, any Vice President, the Chief Financial Officer, the Chief Accounting Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Assistant Secretary of a Person.

                  "Officers' Certificate" means a certificate signed by two Officers of a Person, one of whom must be the Person's Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Senior Vice President or Vice President.

                  "Offshore" means the lands beneath the navigable waters of the United States or Canada, or the continental shelf of the United States or Canada.

                  "144A Global Security" means a global Security in the form of Exhibit A or B hereto bearing the Global Security Legend, the Private Placement Legend and the 144A Security Legend and deposited with or on behalf of, and registered in the name of, the Depositary or its nominee that will be issued in a denomination equal to the outstanding principal amount of the Securities sold in reliance on Rule 144A.

                  "144A Security Legend" means the legend set forth in Section 2.06(g)(iv) which is required to be placed on all Series A Securities that are 144A Global Securities or Definitive Securities sold to QIBs pursuant to Rule 144A.

                  "Parent" means Devon Energy Corporation, a Delaware corporation, or such other Person as may become the "Parent" hereunder pursuant to Section 4.01, 4.02 or 11.18.

                  "Opinion of Counsel" means a written opinion from legal counsel who is acceptable to the Trustee. Such counsel may be an employee of or counsel to the Company, the Guarantor or the Trustee.

                  "Participant" means, with respect to the Depositary, Euroclear or Clearstream, a Person who has an account with the Depositary, Euroclear or Clearstream, respectively (and, with respect to DTC, shall include Euroclear and Clearstream).

                  "Participating Broker-Dealer" means any broker-dealer that is the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of Series B Securities received by such broker-dealer in the Exchange Offer.

                  "Person" means any individual, corporation, partnership, limited liability company, limited or general partnership, joint venture, incorporated or unincorporated association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof or other entity of any kind.

                  "Principal Property" means any oil, gas or mineral producing property, or any refining, processing, smelting or manufacturing facility located in the United States, Canada or Offshore, other than: (1) property employed in transportation, distribution or marketing; (2) information and electronic data processing equipment; or (3) any property that, in the opinion of the Board of Directors of the Parent, is not materially important to the total business conducted by the Parent and its Subsidiaries as an entirety.

                  "Private Exchange" means the offer by the Company, pursuant to the Registration Rights Agreement, to the Initial Purchasers to issue and deliver to the Initial Purchasers, in exchange for the Original Securities held by the Initial Purchasers, as part of their initial distribution, a like aggregate principal amount of Private Exchange Securities.

                  "Private Exchange Securities" means the Series B Securities to be issued pursuant to this Indenture to the Initial Purchasers in a Private Exchange.

                  "Private Placement Legend" means the legend set forth in
Section 2.06(g)(i) which is required to be placed on all Series A Securities issued under this Indenture except where otherwise permitted by the provisions of this Indenture.

                  "Purchase Agreement" means the Purchase Agreement, dated as of September 28, 2001, among the Company, the Devon Energy Corporation, a Delaware corporation, and the Initial Purchasers.

                  "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

                  "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                  "Redemption Price" means the price at which the Securities may be redeemed, as set forth in paragraphs 4 and 5 of the form of Securities, as applicable.

                  "Registration Rights Agreement" means that certain Registration Rights Agreement, dated as of October 3, 2001, among the Company, Devon Energy Corporation, a Delaware Corporation, and the Initial Purchasers relating to the Securities.

                  "Regulation S" means Regulation S promulgated under the Securities Act, as such may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

                  "Regulation S Global Security" means a Regulation S Temporary Global Security or Regulation S Permanent Global Security, as appropriate.

                  "Regulation S Permanent Global Security" means a permanent global Security in the form of Exhibit A or B hereto bearing the Global Security Legend and the Private Placement Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in a denomination equal to the outstanding principal amount of the Regulation S Temporary Global Security upon expiration of the Distribution Compliance Period.

                  "Regulation S Temporary Global Security" means a temporary global Security in the form of Exhibit A or B hereto bearing the Global Security Legend, the Private Placement Legend and the Regulation S Temporary Global Security Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in a denomination equal to the outstanding principal amount of the Securities initially sold in reliance on Rule 903 of Regulation S.

                  "Regulation S Temporary Global Security Legend" means the legend set forth in Section 2.06(g)(iii) which is required to be placed on all Regulation S Temporary Global Securities issued under this Indenture.

                  "Responsible Officer" means, when used with respect to the Trustee, any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

                  "Restricted Definitive Security" means a Definitive Security bearing the Private Placement Legend.

                  "Restricted Global Security" means a Global Security bearing the Private Placement Legend.

                  "Restricted Securities" means "restricted securities" as defined in Rule 144(a)(3) under the Securities Act; provided that the Trustee shall be entitled to request and conclusively rely upon an Opinion of Counsel with respect to whether any Security is a Restricted Security.

                  "Restricted Subsidiary" means the Company and any other Subsidiary of the Guarantor: (1) a substantial portion of the property of which is located, or a substantial portion of the business of which is carried on, within the United States, Canada or Offshore; (2) that owns or leases under a capital lease any Principal Property; and (3) that has a Stockholders' Equity exceeding 2% of Consolidated Net Tangible Assets.

                  "Rule 144" means Rule 144 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of the issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

                  "Rule 144A" means Rule 144A promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the SEC.

                  "Rule 903" means Rule 903 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

                  "Rule 904" means Rule 904 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

                  "SEC" means the Securities and Exchange Commission.

                  "Securities" means the Series A Securities and the Series B Securities.

                  "Securities Act" means the Securities Act of 1933, as amended, and any successor statute.

                  "Securities Custodian" means the Trustee, as custodian with respect to the Securities in global form, or any successor entity thereto.

                  "Series A Securities" has the meaning set forth in the second paragraph of this instrument.

                  "Series B Securities" has the meaning set forth in the second paragraph of this instrument.

                  "Shelf Registration" means the shelf registration pursuant to a Shelf Registration Statement.

                  "Shelf Registration Statement" means the Shelf Registration Statement as defined in the Registration Rights Agreement.

                  "Stated Maturity" means, with respect to any Security, the date specified in such Security as the fixed date on which the principal of such Security is due and payable.

                  "Stockholders' Equity" means, with respect to any corporation, partnership, joint venture, association, joint stock company, limited liability company, unlimited liability company, trust, unincorporated organization or government, or any agency or political subdivision thereof, stockholders' equity, as computed in accordance with GAAP.

                  "Subsidiary" of any Person means any corporation, association or other business entity of which more than 50% of the total voting power of the Capital Interests of such Person entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof or, in the case of a partnership, more than 50% of the partners' Capital Interests (considering all partners' Capital Interests as a single class), is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof.

                  "Taxes" means any tax, duty, levy, impost, assessment or other governmental charge of whatever nature imposed or levied by or on behalf of the Government of Canada or of any province or territory thereof or by an authority or agency therein or thereof having the power to tax, including any interest, penalties or other charges in respect thereof.

                  "10-Year Securities" has the meaning set forth in the second paragraph of this instrument.

                  "30-Year Securities" has the meaning set forth in the second paragraph of this instrument.

                  "TIA" means the Trust Indenture Act of 1939, as amended (15 U.S.C. Sections 77aaa-77bbbb), as in effect on the Issue Date.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean the successor serving hereunder.

                  "U.S. Government Obligations" means direct obligations of the United States of America for the payment of which the full faith and credit of the United States of America is pledged.

                  "U.S. Person" means a "U.S. person" as defined in Rule 902(k) under the Securities Act.

                  "Unrestricted Definitive Security" means a Definitive Security that does not bear and is not required to bear the Private Placement Legend.

                  "Unrestricted Global Security" means a permanent global Security in the form of Exhibit A or B attached hereto that bears the Global Security Legend and that has the "Schedule of Exchanges of Securities" attached thereto and that is deposited with or on behalf of and registered in the name of the Depositary, representing a series of Securities that do not bear the Private Placement Legend.

SECTION 1.02. Other Definitions.

                                                                              Defined in
                                    Term                                        Section
                                    ----                                      ----------
"Additional Amounts"....................................................      3.08
"Agent Members".........................................................      2.01(b)
"Authorized Agent" .....................................................      11.10
"Covenant Defeasance" ..................................................      7.01(c)
"Devon HoldCo" .........................................................      11.18
"Debt"..................................................................      3.07
"DTC"...................................................................      2.03
"Event of Default"......................................................      5.01
"Excluded Holder".......................................................      3.08
"Guarantees"............................................................      9.01(a)
"Indenture Obligations".................................................      9.01(a)
"Judgment Currency".....................................................      11.12
"Mitchell Restructuring Event" .........................................      11.18
"Original Securities"...................................................      2.02
"Paying Agent"..........................................................      2.03
"Registrar".............................................................      2.03


SECTION 1.03. Incorporation by Reference of Trust Indenture Act.

                  Whenever this Indenture refers to a provision of the TIA, such provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

                  "commission" means the SEC.

                  "indenture securities" means the Securities.

                  "indenture security holder" means a Holder.

                  "indenture to be qualified" means this Indenture.

                  "indenture trustee" or "institutional trustee" means the Trustee.

                  "obligor" on the indenture securities means the Company and the Guarantor.

                  All other terms used in this Indenture, and not otherwise defined herein, that are defined by the TIA, defined by a TIA reference to another statute or defined by an SEC rule under the TIA have the meanings so assigned to them.

SECTION 1.04. Rules of Construction.

                  Unless the context otherwise requires: (1) a term has the meaning assigned to it; (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP; (3) "or" is not exclusive; (4) words in the singular include the plural, and in the plural include the singular; (5) words implying any gender shall apply to all genders and (6) provisions apply to successive events and transactions.


                                   ARTICLE II

                                 THE SECURITIES


SECTION 2.01. Form and Dating.

                  (a) General. The 10-Year Securities and the 30-Year Securities, any notations thereon relating to the Guarantees and the Trustee's certificate of authentication shall be substantially in the form of Exhibits A and B, respectively, to this Indenture, the terms of which are hereby incorporated into this Indenture. The Securities may have notations, legends or endorsements required by law, securities exchange rule, the Company's certificate of incorporation, memorandum of association, articles of association, other organizational documents, agreements to which the Company is subject, if any, or usage, provided that any such notation, legend or endorsement is in a form acceptable to the Company. Each Security shall be dated the date of its authentication. The Securities shall be in registered form without coupons and only in denominations of $1,000 and any integral multiples thereof. The terms and provisions contained in the Securities shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Company, the Guarantor and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

                  (b) Global Securities. Original Securities of any series offered and sold (1) to QIBs in reliance on Rule 144A or (2) to Non-U.S. Persons in reliance on Regulation S, in each case as provided in the Purchase Agreement, shall be issued initially in the form of one or more Global Securities in definitive, fully registered form without interest coupons and bearing the Global Security Legend and Private Placement Legend, which shall be deposited on behalf of the purchasers of the Original Securities represented thereby with the Trustee, at its Houston, Texas office, as custodian for the Depositary (or with such other custodian as the Depositary may direct), and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee as hereinafter provided. Any endorsement of a Global Security to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Securities represented thereby shall be made by the Trustee or the Securities Custodian, at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by Section 2.06.

                  Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary or by the Trustee as the custodian of the Depositary or under such Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of such Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Security.

                  (c) Temporary Global Securities. Securities offered and sold in reliance on Regulation S shall be issued initially in the form of the Regulation S Temporary Global Security and bearing the Regulation S Temporary Global Security Legend, which shall be deposited on behalf of the purchasers of the Securities represented thereby with the Trustee, at its Houston, Texas office, as custodian for the Depositary, and registered in the name of the Depositary or the nominee of the Depositary for the accounts of designated agents holding on behalf of Euroclear or Clearstream, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The Distribution Compliance Period shall be terminated upon the receipt by the Trustee of (i) a written certificate from the Depositary, together with copies of certificates from Euroclear and Clearstream certifying that they have received certification of non-U.S. beneficial ownership of 100% of the aggregate principal amount of the Regulation S Temporary Global Security (except to the extent of any beneficial owners thereof who acquired an interest therein during the Distribution Compliance Period pursuant to another exemption from registration under the Securities Act and who will take delivery of a beneficial ownership interest in a 144A Global Security bearing a Private Placement Legend, all as contemplated by Section 2.06(g)(i)), and (ii) an Officers' Certificate from the Company. Following the termination of the Distribution Compliance Period, beneficial interests in the Regulation S Temporary Global Security shall be exchanged for beneficial interests in Regulation S Permanent Global Securities pursuant to the Applicable Procedures. Simultaneously with the authentication of Regulation S Permanent Global Securities, the Trustee shall cancel the Regulation S Temporary Global Security. The aggregate principal amount of the Regulation S Temporary Global Security and the Regulation S Permanent Global Securities may from time to time be increased or decreased by adjustments made on the records of the

Trustee and the Depositary or its nominee, as the case may be, in connection with transfers of interest as hereinafter provided.

                  (d) Euroclear and Clearstream Procedures Applicable. The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" and the "General Terms and Conditions of Clearstream" and "Customer Handbook" of Cedel Bank (as adopted by Clearstream) and any successor, alternative or additional procedures from time to time adopted by Euroclear or Clearstream shall be applicable to transfers of beneficial interests in the Regulation S Temporary Global Security and the Regulation S Permanent Global Securities that are held by Participants through Euroclear or Clearstream.

                  (e) Certificated Securities. Except as provided in this
Section 2.01 or Section 2.06, owners of beneficial interests in Global Securities will not be entitled to receive physical delivery of Definitive Securities.

SECTION 2.02. Execution and Authentication.

                  One Officer of the Company shall sign the Securities on behalf of the Company by manual or facsimile signature. The Company's seal may be (but shall not be required to be) impressed, affixed, imprinted or reproduced on the Securities and may be in facsimile form.

                  If an Officer of the Company whose signature is on this Indenture or a Security no longer holds that office at the time the Trustee authenticates such Security or at any time thereafter, the Security shall be valid nevertheless.

                  A Security shall not be entitled to any benefit under this Indenture or be valid or obligatory for any purpose until authenticated by the manual signature of an authorized signatory of the Trustee, which signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

                  The Trustee shall authenticate (i) for original issue on the Issue Date each of (A) the Series A 10-Year Securities in the aggregate principal amount of $1,750,000,000 and (B) the Series A 30-Year Securities in the aggregate principal amount of $1,250,000,000 (collectively, the "Original Securities"), (ii) the Series B Securities for original issue, pursuant to an Exchange Offer or Private Exchange, for a like principal amount of Series A Securities and (iii) any amount of additional Securities specified by the Company, in each case, upon a written order of the Company signed by one Officer of the Company; provided, however, that no additional Securities may be issued or guaranteed if a Default or Event of Default shall have occurred and be continuing with respect to any series of the Securities. Such order shall specify (a) the amount of the Securities of each series to be authenticated and the date of original issue thereof, and (b) whether the Securities are Series A Securities or Series B Securities. The aggregate principal amount of Securities of any series outstanding at any time may not exceed the aggregate principal amount of Securities of such series authorized for issuance by the Company pursuant to one or more written orders of the Company, except as provided in Section 2.07. Subject to the foregoing, the aggregate principal amount of Securities of any series that may be issued under this Indenture shall not be limited.

                  The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company, the Guarantor or any of their respective Affiliates.

                  The 10-Year Securities and the 30-Year Securities shall each be a single series for all purposes of this Indenture, including, without limitation, waivers, amendments, redemptions and offers to purchase.

SECTION 2.03. Registrar and Paying Agent.

                  The Company shall maintain an office or agency where Securities may be presented for registration of transfer or exchange ("Registrar") and an office or agency where Securities may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may appoint one or more co-registrars and one or more additional paying agents. The term "Registrar" includes any co-registrar and the term "Paying Agent" includes any additional paying agent.

                  The Company shall enter into an appropriate agency agreement with any Registrar or Paying Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any Agent not a party to this Indenture. The Company may change any Paying Agent or Registrar without notice to any Holder. If the Company fails to appoint or maintain another entity as Registrar or Paying Agent, the Trustee shall act as such. The Guarantor or any of its Subsidiaries may act as Paying Agent or Registrar.

                  The Company initially appoints the Trustee as Registrar and Paying Agent.

                  The Company initially appoints The Depository Trust Company ("DTC") to act as Depositary with respect to each Global Security.

SECTION 2.04. Paying Agent to Hold Money in Trust.

                  The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal of or premium, if any, Liquidated Damages, if any, Additional Amounts, if any, or interest on the Securities, whether such money shall have been paid to it by the Company or the Guarantor, and will notify the Trustee of any default by the Company or the Guarantor in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed. Upon payment over to the Trustee and upon accounting for any funds disbursed, the Paying Agent (if other than the Company or a Subsidiary of the Company) shall have no further liability for the money. If the Company or a Subsidiary of the Company acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent.

SECTION 2.05. Holder Lists.

                  The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders and shall otherwise comply with TIA Section 312(a). If the Trustee is not the Registrar, the Company shall furnish to the Trustee at least seven Business Days before each Interest Payment Date, and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders, and the Company shall otherwise comply with TIA Section 312(a).

SECTION 2.06. Transfer and Exchange.

                  (a) Transfer and Exchange of Global Securities. A Global Security may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Securities will be exchanged by the Company for Definitive Securities if (i) the Trustee receives notice from the Depositary that it is unwilling or unable to continue to act as Depositary or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depositary is not appointed by the Company within 90 days after the date of such notice from the Depositary or (ii) the Company in its sole discretion determines that the Global Securities (in whole but not in part) should be exchanged for Definitive Securities and delivers a written notice to such effect to the Trustee; provided that in no event shall the Regulation S Temporary Global Security be exchanged by the Company for Definitive Securities prior to (x) the expiration of the Distribution Compliance Period and

(y) the receipt by the Registrar of any certificates required pursuant to Rule 903(c)(3)(ii)(B) under the Securities Act. Upon the occurrence of either of the preceding events in (i) or (ii) above, Definitive Securities shall be issued in such names as the Depositary shall instruct the Trustee. Global Securities also may be exchanged or replaced, in whole or in part, as provided in Sections 2.07 and 2.10. Except as provided in this Section 2.06(a) and in Section 2.06(b)(ii) and Section 2.06(c) for the exchange or transfer of Global Securities for Definitive Securities, every Security authenticated and delivered in exchange for, or in lieu of, a Global Security or any portion thereof, pursuant to this
Section 2.06 or Section 2.07 or 2.10, shall be authenticated and delivered in the form of, and shall be, a Global Security. A Global Security may not be exchanged for another Security other than as provided in this Section 2.06(a); however, beneficial interests in a Global Security may be transferred and exchanged as provided in Section 2.06(b), (c) or (f).

                  (b) Transfer and Exchange of Beneficial Interests in the Global Securities. The transfer and exchange of beneficial interests in the Global Securities shall be effected through the Depositary, in accordance with the provisions of this Indenture and the Applicable Procedures. Beneficial interests in the Restricted Global Securities shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in the Global Securities also shall require compliance with either subparagraph (i) or (ii) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

                  (i) Transfer of Beneficial Interests in the Same Global Security. Beneficial interests in any Restricted Global Security may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Security in accordance with the transfer restrictions set forth in the Private Placement Legend; provided, however, that prior to the expiration of the Distribution Compliance Period, transfers of beneficial interests in the Temporary Regulation S Global Security may not be made to a U.S. Person or for the account or benefit of a U.S. Person. Beneficial interests in any Unrestricted Global Security may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Security. No written orders or instructions shall be required to be delivered to the Registrar to effect the transfers described in this Section 2.06(b)(i).

                  (ii) All Other Transfers and Exchanges of Beneficial Interests in Global Securities. In connection with all transfers and exchanges of beneficial interests that are not subject to Section 2.06(b)(i) above, the transferor of such beneficial interest must deliver to the Depositary either (A) (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global Security in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase or (B) (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Definitive Security in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given by the Depositary to the Registrar containing information regarding the Person in whose name such Definitive Security shall be registered to effect the transfer or exchange referred to in (1) above; provided that in no event shall Definitive Securities be issued upon the transfer or exchange of beneficial interests in the Regulation S Temporary Global Security prior to (x) the expiration of the Distribution Compliance Period and (y) the receipt by the Registrar of any certificates required pursuant to Rule 903 under the Securities Act. Upon consummation of an Exchange Offer by the Company in accordance with Section 2.06(f), the requirements of this Section 2.06(b)(ii) shall be deemed to have been satisfied upon receipt by the Registrar of the instructions contained in the Letter of Transmittal delivered by the Holder of such beneficial interests in the Restricted Global Securities. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Securities contained in this Indenture and the Securities or otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global Security(s) pursuant to Section 2.06(h).

                  (iii) Transfer of Beneficial Interests to Another Restricted Global Security. A beneficial interest in any Restricted Global Security may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Security if the transfer complies with the requirements of Section 2.06(b)(ii) above and the Registrar receives the following:

                           (A) if the transferee will take delivery in the form
                  of a beneficial interest in the 144A Global Security, then the transferor must deliver a certificate in the form of Exhibit C hereto, including the certifications in item (1) thereof; and

                           (B) if the transferee will take delivery in the form
                  of a beneficial interest in the Regulation S Temporary Global Security or the Regulation S Permanent Global Security, then the transferor must deliver a certificate in the form of Exhibit C hereto, including the certifications in item (2) thereof.

                  (iv) Transfer and Exchange of Beneficial Interests in a Restricted Global Security for Beneficial Interests in the Unrestricted Global Security. A beneficial interest in any Restricted Global Security may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Global Security or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Security if the exchange or transfer complies with the requirements of Section 2.06(b)(ii) above and:

                           (A) such exchange or transfer is effected pursuant to
                  the Exchange Offer in accordance with the Registration Rights Agreement and the holder of such beneficial interest, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal or via the Depositary's book-entry system that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Series B Securities or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                           (B) such transfer is effected pursuant to the Shelf
                  Registration in accordance with the Registration Rights Agreement;

                           (C) such transfer is effected by a Participating
                  Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                           (D) the Registrar receives the following:

                                    (1) if the holder of such beneficial
                           interest in a Restricted Global Security proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Security, a certificate from such holder in the form of Exhibit D, including the certifications in item (1)(a) thereof; or

                                    (2) if the holder of such beneficial
                           interest in a Restricted Global Security proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Security, a certificate from such holder in the form of Exhibit C, including the certifications in item
                           (4) thereof;

                  and, in each such case set forth in this subparagraph (D), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                  If any such transfer is effected pursuant to subparagraph (B) or (D) above at a time when an Unrestricted Global Security has not yet been issued, the Company shall issue and, upon receipt of a written authentication order in accordance with Section 2.02, the Trustee shall authenticate one or more Unrestricted Global Securities in an aggregate principal amount equal to the aggregate principal amount of beneficial interests transferred pursuant to subparagraph (B) or (D) above.

                  Beneficial interests in an Unrestricted Global Security cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Security.

                  (c) Transfer or Exchange of Beneficial Interests for Definitive Securities.

                  (i) Beneficial Interests in Restricted Global Securities to Restricted Definitive Securities. If any holder of a beneficial interest in a Restricted Global Security proposes to exchange such beneficial interest for a Restricted Definitive Security or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Definitive Security, then, upon receipt by the Registrar of the following documentation:

                           (A) if the holder of such beneficial interest in a
                  Restricted Global Security proposes to exchange such beneficial interest for a Restricted Definitive Security, a certificate from such holder in the form of Exhibit D, including the certifications in item (2)(a) thereof;

                           (B) if such beneficial interest is being transferred
                  to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit C, including the certifications in item (1) thereof;

                           (C) if such beneficial interest is being transferred
                  to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit C, including the certifications in item (2) thereof;

                           (D) if such beneficial interest is being transferred
                  pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit C, including the certifications in item (3)(a) thereof;

                           (E) if such beneficial interest is being transferred
                  to the Parent or any of its Subsidiaries, a certificate to the effect set forth in Exhibit C, including the certifications in item (3)(b) thereof; or

                           (F) if such beneficial interest is being transferred
                  pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit C, including the certifications in item (3)(c) thereof,

         the Trustee shall cause the aggregate principal amount of the applicable Global Security to be reduced accordingly pursuant to
         Section 2.06(h), and the Company shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions a Definitive Security in the appropriate principal amount. Any Definitive Security issued in exchange for a beneficial interest in a Restricted Global Security pursuant to this Section 2.06(c) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Definitive Securities to the Persons in whose names such Securities are so registered. Any Definitive Security issued in exchange for a beneficial interest in a Restricted Global Security pursuant to this Section 2.06(c)(i) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

                  (ii) Notwithstanding Sections 2.06(c)(i)(A) and (C), a beneficial interest in the Regulation S Temporary Global Security may not be exchanged for a Definitive Security or transferred to a Person who takes delivery thereof in the form of a Definitive Security prior to (x) the expiration of the Distribution Compliance Period and (y) the receipt by the Registrar of any certificates required pursuant to Rule 903(c)(3)(ii)(B) under the Securities Act, except in the case of a transfer pursuant to an exemption from the registration requirements of the Securities Act other than Rule 903 or Rule 904.

                  (iii) Beneficial Interests in Restricted Global Securities to Unrestricted Definitive Securities. A holder of a beneficial interest in a Restricted Global Security may exchange such beneficial interest for an Unrestricted Definitive Security or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Security only if:

                           (A) such exchange or transfer is effected pursuant to
                  the Exchange Offer in accordance with the Registration Rights Agreement and the holder of such beneficial interest, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Series B Securities or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                           (B) such transfer is effected pursuant to the Shelf
                  Registration in accordance with the Registration Rights Agreement;

                           (C) such transfer is effected by a Participating
                  Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                           (D) the Registrar receives the following:

                                    (1) if the holder of such beneficial
                           interest in a Restricted Global Security proposes to exchange such beneficial interest for a Definitive Security that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit D, including the certifications in item
                           (1)(b) thereof; or

                                    (2) if the holder of such beneficial
                           interest in a Restricted Global Security proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a Definitive Security that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit C, including the certifications in item (4) thereof;

                  and, in each such case set forth in this subparagraph (D), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                  (iv) Beneficial Interests in Unrestricted Global Securities to Unrestricted Definitive Securities. If any holder of a beneficial interest in an Unrestricted Global Security proposes to exchange such beneficial interest for a Definitive Security or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Definitive Security, then, upon satisfaction of the conditions set forth in Section 2.06(b)(ii), the Trustee shall cause the aggregate principal amount of the applicable Global Security to be reduced accordingly pursuant to Section 2.06(h), and the Company shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions a Definitive Security in the appropriate principal amount. Any Definitive Security issued in exchange for a beneficial interest pursuant to this Section 2.06(c)(iv) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Definitive Securities to the Persons in whose names such Securities are so registered. Any Definitive Security issued in exchange for a beneficial interest pursuant to this Section 2.06(c)(iv) shall not bear the Private Placement Legend.

                  (d) Transfer and Exchange of Definitive Securities for Beneficial Interests.

                  (i) Restricted Definitive Securities to Beneficial Interests in Restricted Global Securities. If any Holder of a Restricted Definitive Security proposes to exchange such Security for a beneficial interest in a Restricted Global Security or to transfer such Restricted Definitive Securities to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Security, then, upon receipt by the Registrar of the following documentation:

                           (A) if the Holder of such Restricted Definitive
                  Security proposes to exchange such Security for a beneficial interest in a Restricted Global Security, a certificate from such Holder in the form of Exhibit D, including the certifications in item (2)(b) thereof;

                           (B) if such Restricted Definitive Security is being
                  transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit C, including the certifications in item (1) thereof;

                           (C) if such Restricted Definitive Security is being
                  transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit C, including the certifications in item (2) thereof;

                           (D) if such Restricted Definitive Security is being
                  transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit C, including the certifications in item
                  (3)(a) thereof;

                           (E) if such Restricted Definitive Security is being
                  transferred to the Parent or any of its Subsidiaries, a certificate to the effect set forth in Exhibit C, including the certifications in item (3)(b) thereof; or

                           (F) if such Restricted Definitive Security is being
                  transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit C, including the certifications in item
                  (3)(c) thereof,
         the Trustee shall cancel the Restricted Definitive Security, increase or cause to be increased the aggregate principal amount of, in the case of clause (A) above, the appropriate Restricted Global Security, in the case of clause (B) above, the 144A Global Security, and in the case of clause (C) above, the Regulation S Global Security.

                  (ii) Restricted Definitive Securities to Beneficial Interests in Unrestricted Global Securities. A Holder of a Restricted Definitive Security may exchange such Security for a beneficial interest in an Unrestricted Global Security or transfer such Restricted Definitive Security to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Security only if:

                           (A) such exchange or transfer is effected pursuant to
                  the Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Series B Securities or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                           (B) such transfer is effected pursuant to the Shelf
                  Registration in accordance with the Registration Rights Agreement;

                           (C) such transfer is effected by a Participating
                  Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                           (D) the Registrar receives the following:

                                    (1) if the Holder of such Definitive
                           Security proposes to exchange such Security for a beneficial interest in the Unrestricted Global Security, a certificate from such Holder in the form of Exhibit D, including the certifications in item
                           (1)(c) thereof; or

                                    (2) if the Holder of such Definitive
                           Security proposes to transfer such Security to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Security, a certificate from such Holder in the form of Exhibit C, including the certifications in item
                           (4) thereof;

                  and, in each such case set forth in this subparagraph (D), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                  Upon satisfaction of the conditions of any of the subparagraphs in this Section 2.06(d)(ii), the Trustee shall cancel the Definitive Security and increase or cause to be increased the aggregate principal amount of the Unrestricted Global Security.

                  (iii) Unrestricted Definitive Securities to Beneficial Interests in Unrestricted Global Securities. A Holder of an Unrestricted Definitive Security may exchange such Security for a beneficial interest in an Unrestricted Global Security or transfer such Unrestricted Definitive Security to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Security at any time. Upon receipt of a request for such an exchange or transfer, the Trustee shall cancel the applicable Unrestricted Definitive Security and increase or cause to be increased the aggregate principal amount of one of the Unrestricted Global Securities.

                  If any such exchange or transfer from a Definitive Security to a beneficial interest is effected pursuant to subparagraphs (ii)(B),
         (ii)(D) or (iii) above at a time when an Unrestricted Global Security has not yet been issued, the Company shall issue and, upon receipt of a written authentication order in accordance with Section 2.02, the Trustee shall authenticate one or more Unrestricted Global Securities in an aggregate principal amount equal to the principal amount of Definitive Securities so transferred.

                  (e) Transfer and Exchange of Definitive Securities for Definitive Securities. Upon request by a Holder of Definitive Securities and such Holder's compliance with the provisions of this Section 2.06(e), the Registrar shall register the transfer or exchange of Definitive Securities. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Registrar the Definitive Securities duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by his attorney, duly authorized in writing. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 2.06(e).

                  (i) Restricted Definitive Securities to Restricted Definitive Securities. Any Restricted Definitive Security may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Definitive Security if the Registrar receives the following:

                           (A) if the transfer will be made pursuant to Rule
                  144A under the Securities Act, then the transferor must deliver a certificate in the form of Exhibit C, including the certifications in item (1) thereof;

                           (B) if the transfer will be made pursuant to Rule 903
                  or Rule 904, then the transferor must deliver a certificate in the form of Exhibit C, including the certifications in item
                  (2) thereof; and

                           (C) if the transfer will be made pursuant to any
                  other exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit C, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable.

                  (ii) Restricted Definitive Securities to Unrestricted Definitive Securities. Any Restricted Definitive Security may be exchanged by the Holder thereof for an Unrestricted Definitive Security or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Definitive Security if:

                           (A) such exchange or transfer is effected pursuant to
                  the Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Series B Securities or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                           (B) such transfer is effected pursuant to the Shelf
                  Registration in accordance with the Registration Rights Agreement;

                           (C) such transfer is effected by a Participating
                  Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                           (D) the Registrar receives the following:

                                    (1) if the Holder of such Restricted
                           Definitive Security proposes to exchange such Security for an Unrestricted Definitive Security, a certificate from such Holder in the form of Exhibit D, including the certifications in item (1)(d) thereof; or

                                    (2) if the Holder of such Restricted
                           Definitive Security proposes to transfer such Security to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Security, a certificate from such Holder in the form of Exhibit C, including the certifications in item (4) thereof;

                  and, in each such case set forth in this subparagraph (D), if the Registrar so requests, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                  (iii) Unrestricted Definitive Securities to Unrestricted Definitive Securities. A Holder of Unrestricted Definitive Securities may transfer such Securities to a Person who takes delivery thereof in the form of an Unrestricted Definitive Security. Upon receipt of a request to register such a transfer, the Registrar shall register the Unrestricted Definitive Securities pursuant to the instructions from the Holder thereof.

                  (f) Exchange Offer. Upon the occurrence of the Exchange Offer in accordance with the Registration Rights Agreement, the Company shall issue and, upon receipt of an authentication order in accordance with Section 2.02, the Trustee shall authenticate (i) one or more Unrestricted Global Securities in an aggregate principal amount equal to the principal amount of the beneficial interests in the Restricted Global Securities tendered for acceptance by Persons that certify in the applicable Letters of Transmittal that (x) they are not broker-dealers, (y) they are not participating in a distribution of the Series B Securities and (z) they are not affiliates (as defined in Rule 144) of the Company, and accepted for exchange in the Exchange Offer and (ii) Unrestricted Definitive Securities in an aggregate principal amount equal to the principal amount of the Restricted Definitive Securities tendered for acceptance by Persons that certify in the applicable Letters of Transmittal that (x) they are not broker-dealers, (y) they are not participating in a distribution of the Series B Securities and (z) they are not affiliates (as defined in Rule 144) of the Company, and accepted for exchange in the Exchange Offer. Concurrently with the issuance of such Securities, the Trustee shall cause the aggregate principal amount of the applicable Restricted Global Securities to be reduced accordingly, and the Company shall execute and the Trustee shall authenticate and deliver to the Persons designated by the Holders of Definitive Securities so accepted Definitive Securities in the appropriate principal amounts.

                  (g) Legends. The following legends shall appear on the face of all Global Securities and Definitive Securities issued under this Indenture unless specifically stated otherwise in the applicable provisions of this Indenture.

                  (i) Private Placement Legend.

                           (A) Except as permitted by subparagraph (B) below,
                  each Global Security and each Definitive Security (and all Securities issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

                  THIS SECURITY (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. BY ITS ACQUISITION OF THIS SECURITY OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

                  1. REPRESENTS THAT (A) IT IS A QUALIFIED INSTITUTIONAL BUYER,
              AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), OR
              (B) IT HAS ACQUIRED THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT ("REGULATIONS");

                  2. AGREES THAT IT WILL OFFER, SELL OR OTHERWISE TRANSFER THIS
              SECURITY, PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH EITHER DEVON FINANCING CORPORATION, U.L.C. OR ANY OF ITS AFFILIATES WAS THE HOLDER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO DEVON ENERGY CORPORATION, DEVON FINANCING CORPORATION, U.L.C. OR ANY OF THEIR RESPECTIVE SUBSIDIARIES, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, AS DEFINED IN RULE 144A, THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S, OR (E) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND, IN EACH OF THE CASES ABOVE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION;

                  3. AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS
              SECURITY OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; AND

                  4. AGREES THAT, BEFORE THE HOLDER OFFERS, SELLS OR OTHERWISE
              TRANSFERS THIS SECURITY, DEVON FINANCING CORPORATION, U.L.C., MAY REQUIRE THE HOLDER OF THIS SECURITY TO DELIVER A WRITTEN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION THAT IT REASONABLY REQUIRES TO CONFIRM THAT SUCH PROPOSED TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

                  AS USED IN THIS SECURITY, THE TERMS "OFFSHORE TRANSACTION," "U.S. PERSON" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM WITHIN REGULATION S.

                           (B) Notwithstanding the foregoing, any Global
                  Security or Definitive Security issued pursuant to subparagraph (b)(iv), (c)(iii), (c)(iv), (d)(ii), (d)(iii),
                  (e)(ii), (e)(iii) or (f) of this Section 2.06 (and all Securities issued in exchange therefor or substitution thereof) shall not bear the Private Placement Legend.

                  (ii) Global Security Legend. Each Global Security shall bear a legend in substantially the following form:

                  UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. THE DEPOSITORY TRUST COMPANY SHALL ACT AS THE DEPOSITARY UNTIL A SUCCESSOR SHALL BE APPOINTED BY THE COMPANY AND THE REGISTRAR. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW
                  YORK) ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS

                  REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  (iii) Regulation S Temporary Global Security Legend. The Regulation S Temporary Global Security shall bear a legend in substantially the following form:

                  THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL SECURITY, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED SECURITIES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL SECURITY SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON.

                  (iv) 144A Security Legend. Any Series A Security that is a 144A Global Security or a Definitive Security sold to QIBs pursuant to Rule 144A shall bear a legend in substantially the following form:

                  EACH PURCHASER OF THE SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

                  (h) Cancellation and/or Adjustment of Global Securities. At such time as all beneficial interests in a particular Global Security have been exchanged for Definitive Securities or a particular Global Security has been redeemed, repurchased or canceled in whole and not in part, each such Global Security shall be returned to or retained and canceled by the Trustee in accordance with Section 2.11. At any time prior to such cancellation, if any beneficial interest in a Global Security is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Security or for Definitive Securities, the principal amount of Securities represented by such Global Security shall be reduced accordingly and an endorsement shall be made on such Global Security by the Trustee or by the Depositary at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Security, such other Global Security shall be increased accordingly and an endorsement shall be made on such Global Security by the Trustee or by the Depositary at the direction of the Trustee to reflect such increase.

                  (i) General Provisions Relating to Transfers and Exchanges.

                  (i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Global Securities and Definitive Securities upon the Company's order or at the Registrar's request.

                  (ii) No service charge shall be made to a holder of a beneficial interest in a Global Security or to a Holder of a Definitive Security for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 2.10, 8.05 and 10.06).

                  (iii) The Registrar shall not be required (A) to register the transfer of or to exchange any Securities during a period beginning at the opening of business 15 days before the day of the mailing of notice of redemption under Section 10.03 and ending at the close of business on such day, or (B) to register the transfer of or exchange any Security selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

                  (iv) All Global Securities and Definitive Securities issued upon any registration of transfer or exchange of Global Securities or Definitive Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Global Securities or Definitive Securities surrendered upon such registration of transfer or exchange.

                  (v) The Company shall not be required (A) to issue, to register the transfer of or to exchange any Securities during a period beginning at the opening of business 15 days before the day of the mailing of notice of redemption under Section 10.03 and ending at the close of business on such day, or (B) to register the transfer of or to exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

                  (vi) The Trustee shall authenticate Global Securities and Definitive Securities in accordance with the provisions of Section 2.02.

                  (vii) All certifications, certificates and Opinions of Counsel required to be submitted to the Registrar pursuant to this Section 2.06 to effect a registration of transfer or exchange may be submitted by facsimile.

SECTION 2.07. Replacement Securities.

                  If any mutilated Security is surrendered to the Trustee, or the Company and the Guarantor and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, the Company shall issue and the Trustee shall authenticate a replacement Security, in the same form as that of the destroyed, lost or stolen Security but only if the Trustee's requirements are met. If required by the Trustee, the Company or the Guarantor, such Holder must furnish an indemnity bond that is sufficient in the judgment of the Trustee, the Company and the Guarantor to protect the Company, the Guarantor, the Trustee, any Agent or any authenticating agent from any loss which any of them may suffer if a Security is replaced. The Company, the Trustee and the Guarantor may charge for their expenses in replacing a Security. If, after the delivery of such replacement Security, a bona fide purchaser of the original Security in lieu of which such replacement Security was issued presents for payment or registration such original Security, the Trustee shall be entitled to recover such replacement Security from the Person to whom it was delivered or any Person taking therefrom, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Trustee, the Company or the Guarantor in connection therewith.

                  Every replacement Security is a contractual obligation of the Company.

SECTION 2.08. Outstanding Securities.

                  The Securities outstanding at any time are all the Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, those reductions in the interest in a Global Security effected by the Trustee hereunder and those described in this Section 2.08 as not outstanding; provided, however, that in determining whether the Holders of the requisite principal amount of outstanding Securities are present at a meeting of Holders of Securities for quorum purposes or have consented to or voted in favor of any request, demand, authorization, direction, notice, consent, waiver, amendment or modification hereunder, Securities held for the account of the Company, the Guarantor or any of their Affiliates shall be disregarded and deemed not to be outstanding, except that in determining whether the Trustee shall be protected in making such a determination or relying upon any such quorum, consent or vote, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded.

                  If a Security is replaced pursuant to Section 2.07, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

                  If the principal amount of any Security is considered paid under Section 3.01, it ceases to be outstanding and interest on it ceases to accrue.

                  A Security does not cease to be outstanding because the Company, the Guarantor or any of their respective Affiliates holds the Security.

SECTION 2.09. Treasury Securities.

                  In determining whether the Holders of the required principal amount of Securities of any series have concurred in any direction, waiver or consent, Securities owned by the Company, the Guarantor or any of their respective Affiliates shall be disregarded, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee actually knows are so owned shall be so disregarded.

SECTION 2.10. Temporary Securities.

                  Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities, but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Securities in exchange for temporary Securities. Until so exchanged, temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

SECTION 2.11. Cancellation.

                  The Company or the Guarantor at any time may deliver Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The Trustee shall cancel all Securities surrendered for registration of transfer, exchange, payment, replacement or cancellation. All canceled Securities held by the Trustee shall be disposed of in accordance with the usual disposal procedures of the Trustee. The Company may not issue new Securities to replace Securities that have been paid or that have been delivered to the Trustee for cancellation.

SECTION 2.12. Defaulted Interest.

                  If the Company defaults in a payment of interest on the Securities, it shall pay the defaulted interest in any lawful manner plus, to the extent lawful, interest on the defaulted interest, in each case at the rate provided in the Securities and in the manner provided in Section 3.01. The Company may pay the defaulted interest to the Persons who are Holders on a subsequent special record date. At least 15 days before any special record date, the Company (or the Trustee, in the name of and at the expense of the Company) shall mail to Holders a notice that states the special record date, the related payment date and the amount of such interest to be paid.

SECTION 2.13. Persons Deemed Owners.

                  The Company, the Guarantor, the Trustee, any Agent and any authenticating agent may treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payments of principal of or premium, if any, Liquidated Damages, if any, Additional Amounts, if any, or interest on such Security and for all other purposes. None of the Company, the Guarantor, the Trustee, any Agent or any authenticating agent shall be affected by any notice to the contrary.

SECTION 2.14. CUSIP Numbers.

                  The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.


                                   ARTICLE III

                                    COVENANTS


SECTION 3.01. Payment of Securities.

                  The Company shall pay the principal of and premium, if any, Liquidated Damages, if any, Additional Amounts, if any, and interest on the Securities on the dates and in the manner provided in the Securities and in this Indenture. Principal, premium, if any,

Liquidated Damages, if any, Additional Amounts, if any, and interest shall be considered paid on the date due if the Paying Agent, other than the Company or a Subsidiary of the Company, holds by 11:00 a.m., Eastern time, on that date money deposited by or on behalf of the Company designated for and sufficient to pay all principal, premium, if any, Liquidated Damages, if any, Additional Amounts, if any, and interest then due.

                  To the extent lawful, the Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal, premium, if any, Liquidated Damages, if any, Additional Amounts, if any, and interest (without regard to any applicable grace period) at a rate equal to the then applicable interest rate on the Securities.

                  Solely for purposes of disclosure pursuant to the Interest Act (Canada) (and for no other purpose), the annual interest rate applicable to any series of Securities, for any portion of any period of less than one year will be the percentage interest rate per annum stipulated in the Securities as to which the calculation must be made, multiplied by the number of days in the calendar year in which the applicable interest is paid, divided by 360.

SECTION 3.02. Maintenance of Office or Agency.

                  The Company will maintain, in the Borough of Manhattan, The City of New York, an office or agency (which may be an office of the Trustee, the Registrar or the Paying Agent) where Securities may be presented for registration of transfer or exchange, where Securities may be presented for payment and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. Unless otherwise designated by the Company by written notice to the Trustee, such office or agency shall be the principal office of the Trustee in the Borough of Manhattan, The City of New York at 55 Water Street, Room 234 North, New York, New York 10041. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

                  The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. The Company hereby designates the Corporate Trust Office of the Trustee as one such office or agency of the Company in accordance with Section 2.03.

SECTION 3.03. SEC Reports; Financial Statements.

                  (a) The Parent covenants and agrees to file with the Trustee copies, within 15 days after the Parent is required to file the same with the SEC, of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may from time to time by rules and regulations prescribe) which the Parent may be required to file with the SEC pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Parent is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and the SEC, in accordance with rules and regulations prescribed from time to time by the SEC, such of the supplementary and periodic information, documents and reports, if any, which may be required pursuant to Section 13 of the Exchange Act, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

                  (b) The Parent covenants and agrees to file with the Trustee and the SEC, in accordance with the rules and regulations prescribed from time to time by the SEC, such additional information, documents and reports, if any, with respect to compliance by the Parent with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations.

                  (c) The Parent covenants and agrees to transmit by mail to all Holders, as the name and addresses of such Holders appear upon the register kept by the Registrar, within 30 days after the filing thereof with the Trustee, such summaries or information, documents and reports required to be filed by the Parent, if any, pursuant to subsections (a) and (b) of this Section 3.03 as may be required by rules and regulations prescribed from time to time by the SEC.

                  (d) At any time when neither the Parent nor the Company is subject to Section 13 or 15(d) of the Exchange Act and the Securities are freely transferrable under the Securities Act as contemplated by the Registration Rights Agreement, upon the request of a Holder, the Parent and the Company will promptly furnish or cause to be furnished the information specified under Rule 144A(d)(4) of the Securities Act to such Holder, or to a prospective purchaser of a Security designed by such Holder, in order to permit compliance with Rule 144A under the Securities Act.

SECTION 3.04. Compliance Certificate.

                  The Company and the Guarantor shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Company, a statement signed by two Officers of the Company (one of whom shall be the Chief Executive Officer, Chief Financial Officer or Chief Accounting Officer of the Company) and two Officers of the Guarantor (one of whom shall be the Chief Executive Officer, Chief Financial Officer or Chief Accounting Officer of the

Guarantor), which statement need not constitute an Officers' Certificate, complying with TIA Section 314(a)(4) and stating that in the course of performance by the signing Officers of the Company and Officers of the Guarantor of their duties as such Officers, they would normally obtain knowledge of the keeping, observing, performing and fulfilling by the Company and the Guarantor, respectively, of its obligations under this Indenture, and further stating, as to each such Officer signing such statement, that to the best of his knowledge, each of the Company and the Guarantor has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions hereof (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which such Officer may have knowledge and what action the Company or the Guarantor, as the case may be, is taking or proposes to take with respect thereto).

SECTION 3.05. Corporate Existence.

                  Subject to Article IV, each of the Company and the Guarantor will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, under the laws of its respective jurisdiction of incorporation and formation and all its rights (charter and statutory) thereunder; provided, however, that neither the Company nor the Guarantor shall be required to preserve any such right if the Board of Directors of the Parent shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company or the Parent and that the loss thereof is not disadvantageous in any material respect to the Holders of Securities.

SECTION 3.06. Waiver of Stay, Extension or Usury Laws.

                  Each of the Company and the Guarantor covenant (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law, which would prohibit or forgive the Company or the Guarantor from paying all or any portion of the principal of or premium, if any, Liquidated Damages, if any, Additional Amounts, if any, or interest on the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that they may lawfully do so) each of the Company and the Guarantor hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 3.07. Limitation on Liens.

                  The Parent will not itself, nor will the Parent permit any Restricted Subsidiary to, incur, issue, assume or guarantee any indebtedness for money borrowed (all such indebtedness for money borrowed being hereinafter in this Article III called "Debt") secured by a Mortgage on any Principal Property or on any shares of stock or Indebtedness of any Restricted Subsidiary, without first effectively providing that the Securities of any series (together with, if the Parent shall so determine, any other indebtedness of the Guarantor or any Restricted Subsidiary which is not subordinate in right of payment to the prior right of payment in full of the Securities of any series) shall be secured equally and ratably with (or prior to) such secured Debt, for so long as such secured Debt shall be so secured, unless, after giving effect thereto, the principal amount of all Debt so secured would not exceed 10% of Consolidated Net Tangible Assets; provided, however, that this Section 3.07 shall not apply to, and there shall be excluded from secured Debt in any computation under this
Section 3.07, Debt secured by:

                  (1) Mortgages existing at the date of this Indenture;

                  (2) Mortgages on property of, or on any shares of stock or Indebtedness of, any entity existing at the time such entity is merged into or consolidated with the Company or the Guarantor or becomes a Restricted Subsidiary;

                  (3) Mortgages in favor of the Guarantor or any Restricted Subsidiary;

                  (4) Mortgages on property, shares of stock or Indebtedness existing at the time of acquisition thereof (including acquisitions through merger, consolidation or other reorganization) or to secure the payment of all or any part of the purchase price thereof or construction thereon or to secure any Debt incurred prior to, at the time of, or within one year after the later of the acquisition, the completion of construction or the commencement of full operation of such property or within one year after the acquisition of such shares or Indebtedness for the purpose of financing all or any part of the purchase price thereof or construction thereon, it being understood that if a commitment for such financing is obtained prior to or within such one-year period, the applicable Mortgage shall be deemed to be included in this clause (4) whether or not such Mortgage is created within such one-year period;

                  (5) Mortgages in favor of the United States of America, any State thereof, Canada, or any province thereof, or any department, agency or instrumentality or political subdivision of the United States of America, any State thereof, Canada, or any province thereof, or in favor of any other country or any political subdivision thereof;

                  (6) Mortgages on minerals or geothermal resources in place, or on related leasehold or other property interests, that are incurred to finance development, production or acquisition costs (including, but not limited to, Mortgages securing advance sale obligations);

                  (7) Mortgages on equipment used or usable for drilling, servicing or operating oil, gas, coal or other mineral properties or geothermal properties;

                  (8) Mortgages required by any contract or statute in order to permit the Parent or any of its Subsidiaries to perform any contract or subcontract made with or at the request of, the United States of America, any State thereof, Canada, any province thereof, or in favor of any other country or any political subdivision thereof or any department, agency or instrumentality of the United States, any State thereof, Canada, any province thereof or any other country or political subdivision thereof;

                  (9) any Mortgage resulting from the deposit of moneys or evidence of indebtedness in trust for the purpose of defeasing Debt of the Guarantor or any Restricted Subsidiary or secured Debt of the Guarantor or any Restricted Subsidiary the net proceeds of which are used, substantially concurrent with the funding thereof, and taking into consideration, among other things, required notices to be given to the holders of the outstanding securities in connection with the refunding, refinancing or repurchase thereof, and the required corresponding durations thereof, to refund, refinance or repurchase all of the outstanding securities, including the amount of all accrued interest thereon and reasonable fees and expenses and premiums, if any, incurred by the Guarantor or any Restricted Subsidiary in connection therewith; and

                  (10) any extension, renewal or replacement (or successive extensions, renewals or replacements) of any Mortgage referred to in the foregoing clauses (1) to (9) of this Section 3.07, inclusive; provided, however, that such extension, renewal or replacement Mortgage shall be limited to all or a part of the same property (including any improvements on such property), shares of stock or Indebtedness that secured the Mortgage so extended, renewed or replaced.

                  The following transactions shall not be deemed to create Debt secured by a Mortgage;

                  (i) the sale or other transfer of oil, gas, coal or other minerals in place for a period of time until, or in an amount such that, the transferee will realize therefrom a specified amount of money (however determined) or a specified amount of oil, gas, coal or other minerals, or the sale or other transfer of any other interest in property of the character commonly referred to as an oil, gas, coal or other mineral payment or a production payment, and including in any case, overriding royalty interests, net profit interests, reversionary interests and carried interests and other similar burdens on production; and

                  (ii) the sale or other transfer by the Guarantor or a Restricted Subsidiary of properties to a partnership, joint venture or other entity whereby the Guarantor or such Restricted Subsidiary would retain partial ownership of such properties.

SECTION 3.08. Payment of Additional Amounts.

                  Unless otherwise required by Canadian law, neither the Company nor the Guarantor will deduct or withhold from payments made with respect to the Securities and the Guarantees on account of any present or future Taxes. In the event that either the Company or the Guarantor is required to withhold or deduct on account of any Taxes due from any payment made under or with respect to the Securities or the Guarantees, as the case may be, the Company or the Guarantor, as the case may be, will pay such additional amounts ("Additional Amounts") as may be necessary so that the net amount received by each Holder of Securities will equal the amount that the Holder would have received if the Taxes had not been required to be withheld or deducted; provided that no Additional Amounts will be payable with respect to a payment made to a Holder (an "Excluded Holder") to the extent: (i) that any Taxes would not have been so imposed but for the existence of any present or former connection between the Holder and Canada or any provincial or territory therein, other than the mere receipt of the payment, acquisition, ownership or disposition of such Securities or the exercise or enforcement of rights under the Securities, the Guarantees or this Indenture; (ii) of any estate, inheritance, gift, sales, transfer or personal property Taxes imposed with respect to the Securities, except described below or as otherwise provided in this Indenture; (iii) that any such Taxes would not have been imposed but for the presentation of the Securities, where presentation is required, for payment on a date more than 30 days after the date on which the payment became due and payable or the date on which payment thereof is duly provided for, whichever is later, except to the extent that the beneficiary or Holder thereof would have been entitled to Additional Amounts had the Securities been presented for payment on any date during such 30-day period; or (iv) that the Holder would not be liable or subject to such withholding or deduction of Taxes but for the failure to make a valid declaration of non-residence or other similar claim for exemption, if: (a) the making of the declaration or claim is required or imposed by statute, treaty, regulation, ruling or administrative practice of the relevant taxing authority as a precondition to an exemption from, or reduction in, the relevant Taxes; and (b) at least 60 days prior to the first payment with respect to which the Company or the Guarantor shall apply this clause (iv), the Company or the Guarantor shall have notified all Holders of the Securities in writing that they shall be required to provide this declaration or claim. The Company and the Guarantor shall also (i) withhold or deduct such Taxes as required, (ii) remit the full amount of Taxes deducted or withheld to the relevant taxing authority in accordance with all applicable laws; (iii) use reasonable efforts to obtain from each relevant taxing authority imposing the Taxes certified copies of tax receipts evidencing the payment of any Taxes deducted or withheld; and (iv) upon request, make available to the Holders of the Securities, within 60 days after the date the payment of any Taxes deducted or withheld is due pursuant to applicable law, certified copies of tax receipts evidencing such payment by the Company or the Guarantor and, notwithstanding the Company's or the Guarantor's efforts to obtain the receipts, if the same are not obtainable, other evidence of such payments.

                  In addition, the Company or the Guarantor will pay any stamp, issue, registration, documentary or other similar taxes and duties, including interest, penalties and additional amounts with respect thereto, payable in Canada or the United States, or any political subdivision or taxing authority of or in the foregoing with respect to the creation, issue, offering, enforcement, redemption or retirement of the Securities or Guarantees.

                  At least 30 days prior to each date on which any payment under or with respect to the Securities is due and payable, if the Company becomes obligated to pay Additional Amounts with respect to such payment, the Company (or in respect of the Guarantees, the Guarantor) shall deliver to the Trustee an Officers' Certificate stating the fact that such Additional Amounts will be payable, and the amounts so payable and will set forth such other information as is necessary to enable the Trustee to pay such Additional Amounts to the Holders on the payment date. Whenever in this Indenture there is mentioned, in any context, the payment of principal of and premium, if any, Liquidated Damages, if any, Additional Amounts, if any, or interest (including defaulted interest) or any other amount payable on or with respect to any of the Securities, such mention shall be deemed to include mention of the payment of Additional Amounts provided for in this Section 3.08 to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section 3.08 and express mention of the payment of Additional Amounts in those provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made (if applicable).

                  The obligations of the Company and the Guarantor under this
Section 3.08 shall survive the termination of this Indenture and the payment of all amounts under or with respect to this Indenture and the Securities.

                                   ARTICLE IV

                         CONSOLIDATION, MERGER AND SALE


SECTION 4.01. Limitation on Mergers and Consolidations.

                  The Company shall not consolidate or amalgamate with or merge into any other entity or convey, transfer or lease its properties and assets substantially as an entirety to any Person unless:

                  (1) the entity formed by such consolidation or amalgamation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be an entity organized and existing under the laws of the United States of America, any State thereof, the District of Columbia, Canada or any province thereof and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed;

                  (2) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, amalgamation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article IV and that all conditions precedent herein provided for relating to such transaction have been complied with.

                  Except as expressly contemplated in Section 11.18, the Guarantor shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person unless:

                  (1) (A) the entity formed by such consolidation or into which the Guarantor is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Guarantor substantially as an entirety shall be an entity organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of all obligations in respect of the Guarantees and the performance of every covenant of this Indenture on the part of the Guarantor to be performed or observed;

                  (2) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; and

                  (3) the Guarantor has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article IV and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 4.02. Successors Substituted.

                  Upon any consolidation or amalgamation of the Company or the Guarantor with, or merger of the Company or the Guarantor into, any other Person, or any conveyance, transfer or lease of the properties and assets of the Company or the Guarantor substantially as an entirety in accordance with Section 4.01, the successor Person formed by such consolidation or amalgamation or into which the Company or the Guarantor is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or the Guarantor, as the case may be, under this Indenture with the same effect as if such successor Person had been named as the Company or the Guarantor, as the case may be, herein, and thereafter, except in the case of an amalgamation or a lease to another Person, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

SECTION 4.03. Assignment of Company's Obligations.

                  The Company may assign its obligations under the Securities and this Indenture to the Parent or any other wholly owned Subsidiary of the Parent organized under the laws of the United States, any State thereof, the District of Columbia, Canada or any province thereof, at any time without the consent of the Trustee or any Holder; provided that the assignee agrees to be bound by the terms of this Indenture and the Securities and the Guarantees remain in full force and effect if the assignee is not the Guarantor; provided, however, that no such assignment may be made if a Default or Event of Default shall have occurred and be continuing with respect to any series of the Securities. Upon any such assignment by the Company, the Person to whom such assignment is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture and the Securities, with the same effect as if such Person had been named as the Company herein and therein, and thereafter, the assignor Person shall be relieved of all obligations and covenants under this Indenture and the Securities. A copy of the agreement evidencing such assignment shall be provided to the Trustee by the Company, promptly after the effective date of such assignment.


                                    ARTICLE V

                              DEFAULTS AND REMEDIES


SECTION 5.01. Events of Default.

                  "Event of Default," wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) default in the payment of the principal of or premium, if any, on any Security of that series at its Maturity; or

                  (2) default in the payment of interest, Liquidated Damages, if any, or Additional Amounts, if any, upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

                  (3) default in the observance or performance, or breach, of any covenant of the Company or the Guarantor in any Security of that series or this Indenture (other than a covenant a default in whose performance or whose breach is elsewhere in this Section 5.01 specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company and the Guarantor by the Trustee or to the Company, the Guarantor and the Trustee by the Holders of at least 25% in aggregate principal amount of the outstanding Securities of such series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (4) default by the Company or the Guarantor in the payment of any principal of any Funded Debt of the Company or the Guarantor outstanding in an aggregate principal amount in excess of $50,000,000 at the final stated maturity thereof or the occurrence of any other default thereunder, the effect of which default is to cause such Funded Debt to become, or to be declared, due prior to its final stated maturity unless (A) such default shall be cured, by payment or otherwise, within 60 days after there has been given, by registered or certified mail, to the Company and the Guarantor by the Trustee or to the Company, the Guarantor and the Trustee by the Holders of at least 25% in principal amount of the outstanding Securities of that series a written notice specifying such default and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, and the receipt by the Company and Guarantor of such written notice or (B) the acceleration is not rescinded or annulled or the default that caused the acceleration is not cured within 60 days after the receipt by the Company and the Guarantor of such written notice; or

                  (5) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or the Guarantor in an involuntary case or proceeding under any applicable U.S. or Canadian Federal or State or provincial bankruptcy, insolvency, reorganization, arrangement, dissolution, winding-up or other similar law or (B) a decree or order adjudging the Company or the Guarantor a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or the Guarantor under any applicable U.S. or Canadian Federal or State or provincial law, or appointing a custodian, receiver, receiver and manager, interim receiver, administrator, monitor, liquidator, assignee, trustee, sequestrator or other similar official of the Company or the Guarantor or of any substantial part of the property of the Company or the Guarantor, or ordering the winding up or liquidation of the affairs of the Company or the Guarantor, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days;

                  (6) the commencement by the Company or the Guarantor of a voluntary case or proceeding under any applicable U.S. or Canadian Federal or State or provincial bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by either of them to the entry of a decree or order for relief in respect of the Company or the Guarantor in an involuntary case or proceeding under any applicable U.S. or Canadian Federal or State or provincial bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against either of them, or the filing by either of them of a petition or answer or consent seeking reorganization or relief under any applicable U.S. or Canadian Federal or State or provincial law, or the consent by either of them to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, receiver and manager, interim receiver, administrator, monitor, liquidator, assignee, trustee, sequestrator or similar official of the Company or the Guarantor or of any substantial part of the property of the Company or the Guarantor, or the making by either of them of an assignment for the benefit of creditors, or the admission by either of them in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or the Guarantor in furtherance of any such action; or

                  (7) the Guarantees in respect of Securities of that series cease to be in full force and effect or become unenforceable or invalid or are declared null and void (other than in accordance with the terms of such Guarantees) or the Guarantor denies or disaffirms its obligations under such Guarantees; or

                  (8) any Mitchell Restructuring Event is consummated as contemplated in Section 11.18 and, thereafter, Devon HoldCo fails to become a "Guarantor" hereunder in accordance with Section 11.18.

provided, however, that the occurrence of any of the events described in the foregoing clause (3) shall not constitute an Event of Default if such occurrence is the result of changes in GAAP at the date as of which this Indenture is executed and a certificate to such effect is delivered to the Trustee by the Parent's independent public accountants.

                  The Trustee shall not be deemed to know of a Default or Event of Default unless a Responsible Officer at the Corporate Trust Office of the Trustee has actual knowledge of such Default or Event of Default or the Trustee receives written notice at the Corporate Trust Office of the Trustee of such Default or Event of Default with specific reference to such Default.

                  When a Default is cured, or when an Event of Default is deemed cured pursuant to Section 5.04, such Default, or Event of Default, as the case may be, ceases.

SECTION 5.02. Acceleration.

                  If an Event of Default (other than an Event of Default specified in clause (5) or (6) of Section 5.01) with respect to any series of Securities occurs and is continuing, the Trustee by notice to the Company and the Guarantor, or by the Holders of at least 25% in aggregate principal amount of the then outstanding Securities of such series by written notice to the Company, the Guarantor and the Trustee, may declare the principal of and Liquidated Damages, if any, Additional Amounts, if any, and interest on all then outstanding Securities of such series to be due and payable immediately. Upon any such declaration the amounts due and payable on the Securities of such series, as determined in accordance with the next succeeding paragraph, shall be due and payable immediately. If an Event of Default specified in clause (5) or
(6) of Section 5.01 with respect to the Company or the Guarantor occurs, the principal of Liquidated Damages, if any, Additional Amounts, if any, and interest on all Securities then outstanding shall ipso facto become and be immediately due and payable without any declaration, notice or other act on the part of the Trustee or any Holder.

                  At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment for payment of the money due has been obtained by the Trustee as hereinafter in this
Article V provided, the Holders of a majority in principal amount of the outstanding Securities of that series, by written notice to the Company, the Guarantor and the Trustee, may rescind and annul such declaration and its consequences if:

                  (1) the Company or the Guarantor has paid or deposited with the Trustee a sum sufficient to pay:

                           (A) the principal of and premium, if any, on any
                  Securities of that series which have become due otherwise than by such declaration of acceleration and Liquidated Damages, if any, and Additional Amounts, if any, and any interest thereon at the rate or rates prescribed therefor in such Securities or in this Indenture,

                           (B) all overdue interest, Liquidated Damages, if any,
                  and Additional Amounts, if any, on all Securities of that series,

                           (C) to the extent that payment of such interest is
                  lawful, interest upon overdue interest and overdue Liquidated Damages, if any, and overdue Additional Amounts, if any, at the rate or rates prescribed therefor in such Securities or in this Indenture, and

                           (D) all sums paid or advanced by the Trustee
                  hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

         and

                  (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.04.

                  No such rescission shall affect any subsequent Default or impair any right consequent thereon.

                  If the maturity of the Securities of any series is accelerated pursuant to this Section 5.02, 100% of the principal amount thereof shall become due and payable plus Liquidated Damages, if any, Additional Amounts, if any, and interest to the date of payment.

SECTION 5.03. Other Remedies.

                  If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal of and Liquidated Damages, if any,

Additional Amounts, if any, and interest on the Securities or to enforce the performance of any provision of the Securities, the Guarantees, or this Indenture.

                  The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

SECTION 5.04. Waiver of Existing Defaults.

                  Subject to Sections 5.07 and 8.02, the Holders of a majority in principal amount of the Securities of any series then outstanding by notice to the Trustee may waive an existing Default or Event of Default and its consequences (including waivers obtained in connection with a tender offer or exchange offer for the Securities of such series or a solicitation of consents in respect of the Securities of such series, provided that in each case such offer or solicitation is made to all Holders of the Securities of such series then outstanding on equal terms), except (1) a continuing Default or Event of Default in the payment of the principal of or premium, if any, Liquidated Damages, if any, Additional Amounts, if any, or interest on the Securities of any series or (2) a continuing Default in respect of a provision that under
Section 8.02 cannot be amended without the consent of each Holder affected. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

SECTION 5.05. Control by Majority.

                  The Holders of a majority in principal amount of the Securities of any series then outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it hereunder with respect to such series. The Trustee, however, may refuse to follow any direction that conflicts with applicable law or this Indenture that the Trustee determines may be unduly prejudicial to the rights of other Holders, or that may involve the Trustee in personal liability; provided, however, that the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction. Prior to taking any action hereunder, the Trustee shall be entitled to receive reasonable indemnification satisfactory to it against all losses and expenses caused by taking or not taking such action subject to the Trustee's duty to act with the required standard of care during a default.

SECTION 5.06. Limitations on Suits.

                  Subject to Section 5.07, a Holder may pursue a remedy with respect to this Indenture (including the Guarantees) or the Securities of any series only if:

                  (1) such Holder gives to the Trustee written notice of a continuing Event of Default;

                  (2) the Holders of at least 25% in aggregate principal amount of the Securities of such series then outstanding make a written request to the Trustee to pursue the remedy;

                  (3) such Holder or Holders furnish to the Trustee reasonable indemnity satisfactory to the Trustee against any loss, liability or expense;

                  (4) the Trustee does not comply with the request within 60 days after receipt of the request and the furnishing of indemnity; and

                  (5) during such 60-day period the Holders of a majority in principal amount of the Securities of such series do not give the Trustee a direction inconsistent with the request.

                  A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over another Holder.

SECTION 5.07. Rights of Holders to Receive Payment.

                  Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment of principal of and premium, if any, Liquidated Damages, if any, Additional Amounts, if any, and interest on the Security, on or after the respective due dates expressed in the Security, or to bring suit against the Company and/or the Guarantor for the enforcement of any such payment on or after such respective dates, is absolute and unconditional and shall not be impaired or affected without the consent of such Holder.

SECTION 5.08. Collection Suit by Trustee.

                  If an Event of Default specified in clause (1) or (2) of
Section 5.01 occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Company and the Guarantor (i) for the amount of principal of and premium, if any, Liquidated Damages, if any, Additional Amounts, if any, and interest remaining unpaid on any series of Securities and (ii) interest on overdue principal, premium, if any, Liquidated Damages, if any, Additional Amounts, if any, and, to the extent lawful, interest on overdue interest, and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

SECTION 5.09. Trustee May File Proofs of Claim.

                  The Trustee is authorized to file such proofs of claim and other papers or documents and to take such actions, including participating as a member, voting or otherwise, of any committee of creditors, as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders allowed in any judicial proceedings relative to the Company and the Guarantor or their respective creditors or properties and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any Custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 6.07 out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties which the Holders of the Securities of any series may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 5.10. Priorities.

                  If the Trustee collects any money pursuant to this Article V, it shall pay out the money in the following order:

                  First: to the Trustee for amounts due under Section 6.07;

                  Second: to Holders for amounts due and unpaid on the Securities for principal, premium, if any, Liquidated Damages, if any, Additional Amounts, if any, and interest ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal, premium, if any, Liquidated Damages, if any, Additional Amounts, if any, and interest, respectively; and

                  Third: to the Company and the Guarantor.

                  The Trustee, upon prior written notice to the Company and the Guarantor, may fix a record date and payment date for any payment to Holders pursuant to this Article V.

SECTION 5.11. Undertaking for Costs.

                  In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 5.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 5.07, or a suit by a Holder or Holders of more than 10% in principal amount of the Securities of any series then outstanding.


                                   ARTICLE VI

                                     TRUSTEE


SECTION 6.01. Duties of Trustee.

                  (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in such exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (b) Except during the continuance of an Event of Default:

                  (1) the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine such certificates and opinions to determine whether or not, on their face, they appear to conform to the requirements of this Indenture.

                  (c) The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (1) this paragraph does not limit the effect of paragraph (b) of this Section 6.01;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.05.

                  (d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section 6.01.

                  (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

                  (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law. All money received by the Trustee shall, until applied as herein provided, be held in trust for the payment of the principal of and premium, if any, Liquidated Damages, if any, Additional Amounts, if any, and interest on the Securities.

SECTION 6.02. Rights of Trustee.

                  (a) The Trustee may rely conclusively on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

                  (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate and/or Opinion of Counsel. The Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

                  (c) The Trustee may act through agents or attorneys and shall not be responsible for the misconduct or negligence of any agent or attorney appointed with due care.

                  (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers conferred upon it by this Indenture.

                  (e) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company or the Guarantor shall be sufficient if signed by an Officer of the Company or the Guarantor, as the case may be.

                  (f) The Trustee is not required to give any bond or surety with respect to the performance of its duties or the exercise of its powers under this Indenture.

                  (g) In the event the Trustee receives inconsistent or conflicting requests and indemnity from two or more groups of Holders of Securities of a series, each representing less than a majority in aggregate principal amount of the Securities outstanding of such series, pursuant to the provisions of this Indenture, the Trustee may determine what action, if any, shall be taken.

                  (h) The Trustee's immunities and protections from liability and its right to indemnification in connection with the performance of its duties under this Indenture shall extend and be enforceable by the Trustee in each of its capacities hereunder and shall extend to the Trustee's officers, directors, agents, attorneys and employees. Such immunities and protections and right to indemnity, together with the Trustee's right to compensation, shall survive the Trustee's resignation or removal, the discharge of this Indenture and final payment of the Securities.

                  (i) The permissive right of the Trustee to take the actions permitted by this Indenture shall not be construed as an obligation or duty to do so.

                  (j) Except for information provided by the Trustee concerning the Trustee, the Trustee shall have no responsibility for any information in the Offering Memorandum or other disclosure material distributed with respect to the Securities, and the Trustee shall have no responsibility for compliance with any U.S. or Canadian Federal or State or provincial securities laws in connection with the Securities.

                  (k) The Trustee may request that the Company or the Guarantor, as the case may be, deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

SECTION 6.03. Individual Rights of Trustee.

                  The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company, the Parent or any of their Affiliates with the same rights it would have if it were not the Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Sections 6.10 and 6.11.

SECTION 6.04. Trustee's Disclaimer.

                  The Trustee makes no representation as to the validity or adequacy of this Indenture, the Securities or the Guarantees, it shall not be accountable for the Company's use of the proceeds from the Securities or any money paid to the Company or upon the Company's direction under any provision hereof, it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee and it shall not be responsible for any statement or recital herein or any statement in the Securities other than its certificate of authentication.

SECTION 6.05. Notice of Defaults.

                  If a Default or Event of Default occurs and is continuing and it is actually known to the Trustee, the Trustee shall mail to Holders a notice of the Default or Event of Default within 90 days after it occurs. Except in the case of a Default or Event of Default in payment of principal of or premium, if any, Liquidated Damages, if any, Additional Amounts, if any, or interest on any Security, the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Holders.

SECTION 6.06. Reports by Trustee to Holders.

                  Within 60 days after May 1 of each year, beginning with May 1, 2002, the Trustee shall mail to Holders a brief report dated as of May 1 of such year that complies with TIA Section 313(a); provided, however, that if no event described in TIA Section 313(a) has occurred within the 12 months preceding the reporting date, no report need be transmitted. The Trustee also shall comply with TIA Section 313(b). The Trustee shall also transmit by mail all reports as required by TIA Sections 313(c) and 313(d).

                  A copy of each report at the time of its mailing to Holders shall be filed with the SEC and each securities exchange, if any, on which the Securities are listed. The Company shall notify the Trustee if and when the Securities are listed on any securities exchange.

SECTION 6.07. Compensation and Indemnity.

                  The Company and the Guarantor jointly and severally agree to pay to the Trustee from time to time such compensation as agreed to by the Company, the Guarantor and the Trustee, for its acceptance of this Indenture and its services hereunder. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company and the Guarantor jointly and severally agree to reimburse the Trustee upon request for all reasonable disbursements, advances and expenses incurred by it. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

                  The Company and the Guarantor jointly and severally agree to indemnify the Trustee or any predecessor Trustee and their agents for and to hold them harmless against any and all loss, liability, damage, claim, or expense (including taxes, other than taxes based upon, measured by or determined by the income of the Trustee) incurred by it arising out of or in connection with the acceptance or administration of its duties under this Indenture, including the costs and expenses of defending itself against any claim (whether asserted by the Company, the Guarantor, any Holder or any other Person), except as set forth in the next paragraph. The Trustee shall notify the Company and the Guarantor promptly of any claim for which it may seek indemnity. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel, and the Company and the Guarantor shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent.

                  Neither the Company nor the Guarantor shall be obligated to reimburse any expense or indemnify against any loss or liability incurred by the Trustee through negligence or bad faith.

                  To secure the payment obligations of the Company and the Guarantor in this Section 6.07, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay principal of and premium, if any, Liquidated Damages, if any, and Additional Amounts, if any, and interest on the Securities. Such lien shall survive the satisfaction and discharge of this Indenture.

                  When the Trustee incurs expenses or renders services after an Event of Default specified in Section 5.01(5) or (6) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

SECTION 6.08. Replacement of Trustee.

                  A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 6.08.

                  The Trustee may resign and be discharged from the trust hereby created by so notifying the Company and the Guarantor. The Holders of a majority in principal amount of the then outstanding Securities may remove the Trustee by so notifying the Trustee and the Company. The Company may remove the Trustee if:

                  (1) the Trustee fails to comply with Section 6.10;

                  (2) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

                  (3) a Custodian or public officer takes charge of the Trustee or its property; or

                  (4) the Trustee otherwise becomes incapable of acting.

                  If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company and the Guarantor shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the Securities then outstanding may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

                  If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least 10% in principal amount of the Securities then outstanding may petition any court of competent jurisdiction at the expense of the Company for the appointment of a successor Trustee.

                  If the Trustee fails to comply with Section 6.10, any Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company and the Guarantor. Thereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in

Section 6.07. Notwithstanding replacement of the Trustee pursuant to this
Section 6.08, the obligations of the Company and the Guarantor under Section
6.07 shall continue for the benefit of the retiring Trustee.

SECTION 6.09. Successor Trustee by Merger, etc.

                  Subject to Section 6.10, if the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee; provided, however, that in the case of a transfer of all or substantially all of its corporate trust business to another corporation, the transferee corporation expressly assumes all of the Trustee's liabilities hereunder.

                  In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated; and in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have.

SECTION 6.10. Eligibility; Disqualification.

                  There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia and authorized under such laws to exercise corporate trust power, shall be subject to supervision or examination by Federal or State (or the District of Columbia) authority and shall have, or be a Subsidiary of a bank or bank holding company having, a combined capital and surplus of at least $50 million as set forth in its most recent published annual report of condition.

                  This Indenture shall always have a Trustee that satisfies the requirements of TIA Sections 310(a)(1), 310(a)(2) and 310(a)(5). The Trustee is subject to and shall comply with the provisions of TIA Section 310(b) during the period of time required by this Indenture. Nothing in this Indenture shall prevent the Trustee from filing with the SEC the application referred to in the penultimate paragraph of TIA Section 310(b).

SECTION 6.11. Preferential Collection of Claims Against Company.

                  The Trustee is subject to and shall comply with the provisions of TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.


                                   ARTICLE VII

                             DISCHARGE OF INDENTURE


SECTION 7.01. Termination of Company's Obligations.

                  (a) This Indenture shall cease to be of further effect with respect to Securities of a series (except that the Company's and the Guarantor's obligations under Section 6.07 and the Trustee's and Paying Agent's obligations under Section 7.03 shall survive), and the Trustee, on demand of the Company, shall execute proper instruments acknowledging the satisfaction and discharge of this Indenture with respect to such series, when:

                  (1) either

                           (A) all outstanding Securities of such series
                  theretofore authenticated and issued (other than destroyed, lost or stolen Securities that have been replaced or paid) have been delivered to the Trustee for cancellation; or

                           (B) all outstanding Securities of such series not
                  theretofore delivered to the Trustee for cancellation:

                                    (i) have become due and payable,

                                    (ii) will become due and payable at their
                           Stated Maturity within one year, or

                                    (iii) will be scheduled for redemption by
                           their terms within one-year,

                  and the Company, in the case of clause (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as funds (immediately available to the Holders in the case of clause (i)) in trust for such purpose an amount which, together with earnings thereon, will be sufficient to pay and discharge the entire indebtedness on such Securities of such series for principal, premium, if any, Liquidated Damages, if any, Additional Amounts, if any, and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity, as the case may be;

                  (2) the Company has paid all other sums payable by it hereunder with respect to such series; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate stating that all conditions precedent to satisfaction and discharge of this Indenture with respect to such series have been complied with, together with an Opinion of Counsel to the same effect.

                  (b) The Company and the Guarantor may, subject as provided herein, terminate all of their obligations under this Indenture with respect to Securities of a series (and the Guarantees thereof) if:

                  (1) the Company has irrevocably deposited or caused to be irrevocably deposited with the Trustee as trust funds in trust for the purpose of making the following payments dedicated solely to the benefit of the Holders (i) cash in an amount, or (ii) U.S. Government Obligations or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay, without consideration of the reinvestment of any such amounts and after payment of all taxes or other charges or assessments in respect thereof payable by the Trustee, the principal of and premium, if any, Liquidated Damages, if any, Additional Amounts, if any and interest on all Securities of such series on each date that such principal, premium, if any, Liquidated Damages, if any, Additional Amounts, if any, or interest is due and payable and to pay all other sums payable by it hereunder; provided that the Trustee shall have been irrevocably instructed to apply such money and/or the proceeds of such U.S. Government Obligations to the payment of said principal, premium, if any, Liquidated Damages, if any, Additional Amounts, if any, and interest with respect to the Securities of such series as the same shall become due;

                  (2) the Company has delivered to the Trustee an Officers' Certificate stating that all conditions precedent to satisfaction and discharge of this Indenture with respect to Securities of such series have been complied with, and an Opinion of Counsel to the same effect;

                  (3) no Default or Event of Default shall have occurred and be continuing on the date of such deposit or, insofar as clauses (5) and
         (6) of Section 5.01 are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period);

                  (4) the Company shall have delivered to the Trustee Opinions of Counsel from nationally recognized counsel acceptable to the Trustee or a tax ruling to the effect that the Holders of Securities of such series will not recognize income, gain or loss for U.S. or Canadian Federal income tax purposes as a result of the Company's exercise of its option under this Section 7.01(b) and will be subject to U.S. or Canadian Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such option had not been exercised;

                  (5) such deposit and discharge will not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company or the Guarantor is a party or by which it is bound;

                  (6) such deposit and discharge shall not cause the Trustee to have a conflicting interest as defined in TIA Section 310(b); and

                  (7) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that after the passage of 91 days following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally.

                  In such event, this Indenture shall cease to be of further effect with respect to Securities of such series (except as provided in the next succeeding paragraph), and the Trustee, on demand of the Company, shall execute proper instruments acknowledging satisfaction and discharge under this Indenture.

                  However, the Company's obligations in Sections 2.03, 2.04, 2.05, 2.06, 2.07, 3.01, 3.02, 3.08, 6.08 and 7.01 the Company's and the
Guarantor' obligations in Sections 4.01, 6.07, 7.04 and 9.01 and the Trustee's and Paying Agent's obligations in Section 7.03 shall survive until the Securities of such series are no longer outstanding. Thereafter, only the Company's and the Guarantor's obligations in Section 6.07 and the Trustee's and Paying Agent's obligations in Section 7.03 shall survive.

                  After such irrevocable deposit made pursuant to this Section 7.01(b) and satisfaction of the other conditions set forth herein, the Trustee, on demand of the Company, shall execute proper instruments acknowledging satisfaction and discharge under this Indenture.

                  (c) The Company and the Guarantor may, subject as provided herein, be released from their respective obligations to comply with, and shall have no liability in respect of any term, condition or limitation, set forth in Sections 3.07 and 4.01 with respect to the Securities of any series, and such omission to comply with Sections 3.07 and 4.01 shall not constitute an Event of Default under Section 5.01 ("Covenant Defeasance"), with the remainder of this Indenture and such Securities unaffected thereby if:

                  (1) the Company has irrevocably deposited or caused to be irrevocably deposited with the Trustee as trust funds in trust for the purpose of making the following payments dedicated solely to the benefit of the Holders (i) cash in an amount, or (ii) U.S. Government Obligations or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay, without consideration of the reinvestment of any such amounts and after payment of all taxes or other charges or assessments in respect thereof payable by the Trustee, the principal of and premium, if any, Liquidated Damages, if any, Additional Amounts, if any and interest on all Securities of such series on each date that such principal, premium, if any, Liquidated Damages, if any, Additional Amounts, if any, or interest is due and payable and to pay all other sums payable by it hereunder; provided that the Trustee shall have been irrevocably instructed to apply such money and/or the proceeds of such U.S. Government Obligations to the payment of said principal, premium, if any, Liquidated Damages, if any, Additional Amounts, if any, and interest with respect to the Securities of such series as the same shall become due;

                  (2) the Company has delivered to the Trustee an Officers' Certificate stating that all conditions precedent to the Covenant Defeasance contemplated by this provision with respect to Securities of such series have been complied with, and an Opinion of Counsel to the same effect;

                  (3) no Default or Event of Default shall have occurred and be continuing on the date of such deposit or, insofar as clauses (5) and
         (6) of Section 5.01 are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period);

                  (4) the Company shall have delivered to the Trustee Opinions of Counsel from nationally recognized counsel acceptable to the Trustee or a tax ruling to the effect that the Holders of Securities of such series will not recognize income, gain or loss for U.S. or Canadian Federal income tax purposes as a result of the Company's exercise of its option under this Section 7.01(c) and will be subject to U.S. or Canadian Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such option had not been exercised;

                  (5) such Covenant Defeasance will not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company or the Guarantor is a party or by which it is bound;

                  (6) such Covenant Defeasance shall not cause the Trustee to have a conflicting interest as defined in TIA Section 310(b); and

                  (7) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that after the passage of 91 days following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally.

                  In order to have money available on a payment date to pay principal of or premium, if any, Liquidated Damages, if any, Additional Amounts, if any, or interest on the Securities of such series, the U.S. Government Obligations shall be payable as to principal or interest on or before such payment date in such amounts as will provide the necessary money. U.S. Government Obligations shall not be callable at the issuer's option.

SECTION 7.02. Application of Trust Money.

                  The Trustee or a trustee satisfactory to the Trustee and the Company shall hold in trust money or U.S. Government Obligations deposited with it pursuant to Section 7.01. It shall apply the deposited money and the money from U.S. Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal of and premium, if any, Liquidated Damages, if any, Additional Amounts, if any, and interest on Securities of the series with respect to which the deposit was made.

SECTION 7.03. Repayment to Company.

                  The Trustee and the Paying Agent shall promptly pay to the Company upon written request any excess money or securities held by them at any time.

                  Subject to the requirements of any applicable abandoned property laws, the Trustee and the Paying Agent shall pay to the Company upon written request any money held by them for the payment of principal, premium, if any, Liquidated Damages, if any, Additional Amounts, if any, or interest that remains unclaimed for two years after the date upon which such payment shall have become due; provided, however, that the Company shall have either caused notice of such payment to be mailed to each Holder entitled thereto no less than 30 days prior to such repayment or within such period shall have published such notice in a financial newspaper of widespread circulation published in The City of New York. After payment to the Company, Holders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person, and all liability of the Trustee and the Paying Agent with respect to such money shall cease.

SECTION 7.04. Reinstatement.

                  If the Trustee or the Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with Section 7.01 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the obligations of the Company and the Guarantor under this Indenture and the Securities of the applicable series shall be revived and reinstated as though no deposit had occurred pursuant to Section 7.01 until such time as the Trustee or the Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with Section 7.01; provided, however, that if the Company or the Guarantor has made any payment of principal of or interest on any Securities of such series because of the reinstatement of its obligations, the Company or the Guarantor, as the case may be, shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or the Paying Agent.


                                  ARTICLE VIII

                                   AMENDMENTS


SECTION 8.01. Without Consent of Holders.

                  The Company, the Guarantor and the Trustee may amend or supplement this Indenture or any of the Securities or waive any provision hereof or thereof without the consent of any Holder:

                  (1) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities of one or more series any property or assets;

                  (2) to evidence the succession of another entity to the Company or the Guarantor, or successive successions, and the assumption by the successor entity of the covenants, agreements and obligations of the Company or the Guarantor pursuant to Section 4.01 or 4.02;

                  (3) to add to the covenants of the Company or the Guarantor such further covenants, restrictions, conditions or provisions as the Company or the Guarantor and the Trustee shall consider to be for the protection of the Holders of Securities of one or more series, to surrender any right or power herein conferred upon the Company or the Guarantor, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions of an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth, provided that in respect of any such additional covenant, restriction, condition or provision such amendment or supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the Holders of a majority in aggregate principal amount of the Securities of such series to waive such an Event of Default;

                  (4) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, provided that no such action shall adversely affect the interests of the Holders of the Securities;

                  (5) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Section 6.08 or 6.09.

                  (6) to provide for uncertificated Securities in addition to or in place of certificated Securities;

                  (7) to comply with any requirements, including the requirement of the SEC, in order to effect or maintain the qualification of this Indenture under the TIA;

                  (8) to comply with the rules or regulations of any securities exchange or automated quotation system on which any of the Securities may be listed or traded; and

                  (9) to make any change that does not adversely affect the rights of any Holder; and

                  (10) to effect the substitution of Devon HoldCo as the Parent hereunder and the addition of Devon HoldCo as a "Guarantor" hereunder, in each case as contemplated in connection with a Mitchell Restructuring Event pursuant to Section 11.18, and to make all such other modifications as are necessary or desirable in light of such Mitchell Restructuring Event to accomplish the transactions described in Section 11.18 or as are not inconsistent herewith and do not adversely affect the rights of any Holder.

                  Upon the request of the Company and the Guarantor accompanied by a resolution of the Board of Directors of each of the Company and of the Guarantor authorizing the execution of any such supplemental indenture, and upon receipt by the Trustee of the documents described in Section 8.06, the Trustee shall join with the Company and the Guarantor in the execution of any supplemental indenture authorized or permitted by the terms of this

Indenture and make any further appropriate agreements and stipulations that may be therein contained. After an amendment, supplement or waiver under this
Section 8.01 becomes effective, the Company shall mail to the Holders of each Security affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

SECTION 8.02. With Consent of Holders.

                  Except as provided below in this Section 8.02, the Company, the Guarantor and the Trustee may amend or supplement this Indenture with respect to the Securities of any series with the written consent (including consents obtained in connection with a tender offer or exchange offer for the Securities of such series or a solicitation of consents in respect of the Securities of such series, provided that in each case such offer or solicitation is made to all Holders of the Securities of such series then outstanding on equal terms) of the Holders of at least a majority in principal amount of the Securities of such series then outstanding affected thereby.

                  Upon the request of the Company and the Guarantor accompanied by a resolution of the Board of Directors of each of the Company and of the Guarantor authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of the Holders as aforesaid, and upon receipt by the Trustee of the documents described in Section 8.06, the Trustee shall join with the Company and the Guarantor in the execution of such supplemental indenture.

                  It shall not be necessary for the consent of the Holders under this Section 8.02 to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

                  The Holders of a majority in principal amount of the Securities of any series then outstanding may waive compliance in a particular instance by the Company or the Guarantor with any provision of this Indenture or the Securities of such series (including waivers obtained in connection with a tender offer or exchange offer for the Securities of such series or a solicitation of consents in respect of the Securities of such series, provided that in each case such offer or solicitation is made to all Holders of the Securities of such series then outstanding on equal terms).

                  Without the consent of each Holder affected, an amendment, supplement or waiver under this Section 8.02 may not:

                  (1) extend the final maturity of the principal of any of the Securities;

                  (2) reduce the principal amount of any of the Securities;

                  (3) reduce the rate or extend the time of payment of interest, including default interest, or Additional Amounts, if any, on any of the Securities;

                  (4) reduce any amount payable on redemption of any of the Securities;

                  (5) change the currency in which the principal of or premium, if any, Additional Amounts, if any, or interest on any of the Securities is payable;

                  (6) impair the right to institute suit for the enforcement of any payment of principal of or premium, if any, Additional Amounts, if any, or interest on any Security pursuant to Sections 5.07 and 5.08, except as limited by Section 5.06;

                  (7) make any change in the percentage of principal amount of the Securities of any series necessary to waive compliance with or to modify certain provisions of this Indenture pursuant to Section 5.04 or
         5.07 or this clause of this Section 8.02; or

                  (8) waive a continuing Default or Event of Default in the payment of principal of or premium, if any, Liquidated Damages, if any, Additional Amounts, if any, or interest, including default interest, on the Securities of any series.

                  The right of any Holder to participate in any consent required or sought pursuant to any provision of this Indenture (and the obligation of the Company to obtain any such consent otherwise required from such Holder) may be subject to the requirement that such Holder shall have been the Holder of record of the Securities with respect to which such consent is required or sought as of a date identified by the Trustee in a notice furnished to Holders in accordance with the terms of this Indenture.

SECTION 8.03. Compliance with Trust Indenture Act.

                  Every amendment to this Indenture or the Securities of any series shall comply in form and substance with the TIA as then in effect.

SECTION 8.04. Revocation and Effect of Consents.

                  A consent to an amendment (which includes a supplement) or waiver by a Holder is a continuing consent by the Holder and every subsequent Holder of a Security of any series or portion of a Security of such series that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his Security or portion of a Security if the Trustee receives written notice of revocation at any time prior to (but not after) the date the Trustee receives an Officers' Certificate certifying that the Holders of the requisite principal amount of Securities have consented (and not theretofore revoked such consent) to the amendment, supplement or waiver. An amendment, supplement or waiver becomes effective in accordance with its terms and thereafter binds every Holder.

                  The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment or waiver or to take any other action with respect to the Securities of any series under this Indenture. If a record date is fixed, then notwithstanding the provisions of the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No consent shall be valid or effective for more than 90 days after such record date unless consents from Holders of the principal amount of the Securities of such series required hereunder for such amendment or waiver to be effective shall have also been given and not revoked within such 90-day period.

                  After an amendment, supplement or waiver becomes effective, it shall bind every Holder, unless it is of the type described in any of clauses
(1) through (8) of Section 8.02. In such case, the amendment, supplement or waiver shall bind each Holder who has consented to it and every subsequent Holder that evidences the same debt as the consenting Holder's Security.

SECTION 8.05. Notation on or Exchange of Securities.

                  If an amendment changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security regarding the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms. Failure to make the appropriate notation or to issue a new Security shall not affect the validity of such amendment.

SECTION 8.06. Trustee to Sign Amendments, etc.

                  The Trustee shall sign any amendment, waiver or supplemental indenture authorized pursuant to this Article VIII if the amendment, waiver or supplemental indenture does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing or refusing to sign such amendment, waiver or supplemental indenture, the Trustee shall receive, and subject to Section 6.01, shall be fully protected in relying upon, an Opinion of Counsel and an Officers' Certificate, as conclusive evidence that such amendment, waiver or supplemental indenture is authorized or permitted by this Indenture, that it is not inconsistent herewith, and that it will be valid and binding upon the Company and the Guarantor in accordance with its terms.


                                   ARTICLE IX

                            GUARANTEES OF SECURITIES


SECTION 9.01. Unconditional Guarantees.

                  (a) For value received, the Guarantor hereby fully, irrevocably, unconditionally and absolutely guarantees to the Holders and to the Trustee the due and punctual payment of the principal of and premium, if any, Liquidated Damages, if any, Additional Amounts, if any, and interest on the Securities and all other amounts due and payable under this Indenture and the Securities by the Company (including, without limitation, all costs and expenses (including reasonable legal fees and disbursements) incurred by the Trustee or the Holders in connection with the enforcement of this Indenture, the Securities and the Guarantees) (collectively, the "Indenture Obligations"), when and as such principal, premium, if any, Liquidated Damages, if any, Additional Amounts, if any, and interest and such other amounts shall become due and payable, whether at the Stated Maturity, upon redemption or by declaration of acceleration or otherwise, according to the terms of the Securities and this Indenture. The guarantees by the Guarantor set forth in this Article IX are referred to herein as the "Guarantees." Without limiting the generality of the foregoing, the Guarantor's liability shall extend to all amounts that constitute part of the Indenture Obligations and would be owed by the Company under this Indenture and the Securities but for the fact that they are unenforceable, reduced, limited, impaired, suspended or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Company.

                  (b) Failing payment when due of any amount guaranteed pursuant to the Guarantees, for whatever reason, the Guarantor will be obligated to pay the same immediately to the Trustee, without set-off or counterclaim or other reduction whatsoever (whether for taxes, withholding or otherwise). Each Guarantee hereunder is intended to be a general, unsecured, senior obligation of the Guarantor and will rank pari passu in right of payment with all Indebtedness of the Guarantor that is not, by its terms, expressly subordinated in right of payment to the Guarantees of the Guarantor. The Guarantor hereby agrees that its obligations hereunder shall be full, irrevocable, unconditional and absolute, irrespective of the validity, regularity or enforceability of the obligations and liabilities of any other obligor with respect to the Securities, the Guarantees or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder with respect to any provisions hereof or thereof with respect to the same, the recovery of any judgment against the Company, or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of the Guarantor.

The Guarantor hereby agrees that in the event of a default in payment of the principal of or premium, if any, Liquidated Damages, if any, Additional Amounts, if any, or interest on the Securities of any series or any other amounts payable under this Indenture and the Securities by the Company, whether at the Stated Maturity, upon redemption or by declaration of acceleration or otherwise, legal proceedings may be instituted by the Trustee on behalf of the Holders or, subject to Section 5.06, by the Holders, on the terms and conditions set forth in this Indenture, directly against the Guarantor to enforce the Guarantees without first proceeding against the Company.

                  (c) To the fullest extent permitted by applicable law, the obligations of the Guarantor under this Article IX shall be as aforesaid full, irrevocable, unconditional and absolute and shall not be impaired, modified, discharged, released or limited by any occurrence or condition whatsoever, including, without limitation, (i) any compromise, settlement, release, waiver, renewal, extension, indulgence or modification of, or any change in, any of the obligations and liabilities of any other obligor with respect to the Securities contained in any of the Securities or this Indenture, (ii) any impairment, modification, release or limitation of the liability of the Company, the Guarantor or any of their respective estates in bankruptcy, or any remedy for the enforcement thereof, resulting from the operation of any present or future provision of any applicable Bankruptcy Law, as amended, or other statute or from the decision of any court, (iii) the assertion or exercise by the Company, the Guarantor or the Trustee of any rights or remedies under any of the Securities or this Indenture or its delay in or failure to assert or exercise any such rights or remedies, (iv) the assignment or the purported assignment of any property as security for any of the Securities, including all or any part of the rights of the Company or the Guarantor under this Indenture, (v) the extension of the time for payment by the Company or the Guarantor of any payments or other sums or any part thereof owing or payable under any of the terms and provisions of any of the Securities or this Indenture or of the time for performance by the Company or the Guarantor of any other obligations under or arising out of any such terms and provisions or the extension or the renewal of any thereof, (vi) the modification or amendment (whether material or otherwise) of any duty, agreement or obligation set forth in this Indenture of any other obligor with respect to the Securities, (vii) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar proceeding affecting, the Company or any of the Guarantor or any of their respective assets, or the disaffirmance of any of the Securities, the Guarantees or this Indenture in any such proceeding, (viii) the release or discharge of the Company or the Guarantor from the performance or observance of any agreement, covenant, term or condition contained in any of such instruments by operation of law, (ix) the unenforceability of any of the obligations of any of the other obligors under the Securities, the Guarantees or this Indenture, (x) any change in the name, business, capital structure, corporate existence, or ownership of the Company or the Guarantor, or (xi) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, a surety or the Guarantor.

                  (d) The Guarantor hereby (i) waives diligence, presentment, demand of payment, notice of acceptance, filing of claims with a court in the event of the merger, insolvency or bankruptcy of the Company or the Guarantor, and all demands and notices whatsoever, (ii) acknowledges that any agreement, instrument or document evidencing the Guarantees may be transferred and that the benefit of its obligations hereunder shall extend to each holder of any agreement, instrument or document evidencing the Guarantees without notice to them and (iii) covenants that its Guarantees will not be discharged except by complete performance of the Guarantees or of the obligations guaranteed thereby. The Guarantor further agrees that if at any time all or any part of any payment theretofore applied by any Person to any Guarantee is, or must be, rescinded or returned for any reason whatsoever, including, without limitation, the insolvency, bankruptcy or reorganization of the Guarantor, such Guarantee shall, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence notwithstanding such application, and the Guarantees shall continue to be effective or be reinstated, as the case may be, as though such application had not been made.

                  (e) The Guarantor shall be subrogated to all rights of the Holders and the Trustee against the Company in respect of any amounts paid by the Guarantor pursuant to the provisions of this Indenture; provided, however, that the Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation with respect to any of the Securities until all of the Securities and the Guarantees thereof shall have been paid in full or discharged.

                  (f) A director, officer, employee or stockholder, as such, of the Guarantor shall not have any liability for any obligations of the Guarantor under this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation.

                  (g) No failure to exercise and no delay in exercising, on the part of the Trustee or the Holders, any right, power, privilege or remedy under this Article IX and the Guarantees shall operate as a waiver thereof, nor shall any single or partial exercise of any rights, power, privilege or remedy preclude any other or further exercise thereof, or the exercise of any other rights, powers, privileges or remedies. The rights and remedies herein provided for are cumulative and not exclusive of any rights or remedies provided in law or equity. Nothing contained in this Article IX shall limit the right of the Trustee or the Holders to take any action to accelerate the maturity of the Securities pursuant to Article V or to pursue any rights or remedies hereunder or under applicable law.

SECTION 9.02. Execution and Delivery of Notation of Guarantees.

                  To further evidence the Guarantees, the Guarantor hereby agrees that on the date of this Indenture a notation of such Guarantees shall be endorsed on each Security authenticated and delivered by the Trustee and executed by either manual or facsimile signature of an Officer of Devon Energy Corporation.

                  The Guarantor hereby agrees that its Guarantees shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation relating to the Guarantee thereof.

                  If an Officer of the Guarantor whose signature is on this Indenture or a Security no longer holds that office, or if any other or additional Person shall have become a "Guarantor" hereunder in accordance with
Section 4.01, 4.02 and/or 11.18 hereof, at the time the Trustee authenticates such Security or at any time thereafter, the Guarantor's Guarantee of such Security shall be valid nevertheless.

                  The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of any Guarantee set forth in this Indenture on behalf of the Guarantor and each other Person which may at such time constitute the "Guarantor" hereunder.


                                    ARTICLE X

                                   REDEMPTION


SECTION 10.01. Notices to Trustee.

                  If the Company elects to redeem the Securities of any series pursuant to the redemption provisions of Section 10.07, it shall furnish to the Trustee, at least 30 days but not more than 60 days before a Redemption Date, an Officers' Certificate setting forth the Redemption Date, the principal amount of such Securities to be redeemed and the Redemption Price (or the method of calculating the Redemption Price).

SECTION 10.02. Selection of Securities to be Redeemed.

                  If less than all of the Securities of a series are to be redeemed, the Trustee shall select the Securities of such series to be redeemed by such method as the Trustee in its sole discretion shall deem fair and appropriate. The particular Securities of such series to be redeemed shall be selected, unless otherwise provided herein, not less than 30 days nor more than 60 days prior to the Redemption Date by the Trustee from the outstanding Securities of such series not previously called for redemption.

                  The Trustee shall promptly notify the Company in writing of the Securities of such series selected for redemption and, in the case of any Security selected for partial redemption, the principal amount thereof to be redeemed. Securities and portions of them selected shall be in amounts of $1,000 or integral multiples thereof. Except as provided in the preceding sentence, provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

SECTION 10.03. Notices to Holders.

                  (a) At least 30 days but not more than 60 days before a Redemption Date, the Company shall mail in conformity with Section 11.02 a notice of redemption to each Holder whose Securities are to be redeemed. The notice shall identify the Securities to be redeemed (including CUSIP numbers, if any) and shall state:

                  (i) the Redemption Date;

                  (ii) the Redemption Price (or the method of calculating the Redemption Price);

                  (iii) if any Security is being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, after the Redemption Date, upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion will be issued;

                  (iv) the name and address of the Paying Agent;

                  (v) that Securities called for redemption must be surrendered to the Paying Agent at the address specified in such notice to collect the Redemption Price;

                  (vi) that unless the Company defaults in making the redemption payment, interest on Securities called for redemption ceases to accrue on and after the Redemption Date and the only remaining right of the Holders is to receive payment of the Redemption Price upon surrender to the Paying Agent of the Securities; and

                  (vii) the aggregate principal amount of Securities of each series being redeemed.

                  If any of the Securities to be redeemed is in the form of a Global Security, then the Company shall modify such notice to the extent necessary to accord with the procedures of the Depositary applicable to redemptions.

                  (b) At the Company's request, the Trustee shall give the notice required in Section 10.03(a) in the Company's name; provided, however, that the Company shall deliver to the Trustee, at least 45 days prior to the Redemption Date (unless the Trustee consents in writing to a shorter period at least 30 days prior to the Redemption Date), an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in Section 10.03(a).

SECTION 10.04. Effect of Notices of Redemption.

                  Once notice of redemption is mailed pursuant to Section 10.03, Securities called for redemption become due and payable on the Redemption Date at the Redemption Price. Upon surrender to the Paying Agent, such Securities shall be paid out at the Redemption Price.

SECTION 10.05. Deposit of Redemption Price.

                  At or prior to 10:00 a.m. New York City time on the Redemption Date, the Company shall deposit with the Trustee or with the Paying Agent immediately available funds sufficient to pay the Redemption Price of all Securities to be redeemed on that date. The Trustee or the Paying Agent shall return to the Company any money not required for that purpose less the expenses of the Trustee as provided herein.

                  If the Company complies with the preceding paragraph, interest on the Securities or portions thereof to be redeemed (whether or not such Securities are presented for payment) will cease to accrue on the applicable Redemption Date. If any Security called for redemption shall not be so paid upon surrender because of the failure of the Company to comply with the preceding paragraph, then interest will be paid on the unpaid principal and premium, if any, from the Redemption Date until such principal and premium are paid and, to the extent lawful, on any interest not paid on such unpaid principal, in each case at the rate provided in the Securities and in Section 3.01.

SECTION 10.06. Securities Redeemed in Part.

                  Upon surrender of a Security that is redeemed in part, the Company shall issue and the Trustee shall authenticate for the Holder, at the expense of the Company, a new Security equal in principal amount to the unredeemed portion of the Security surrendered.

SECTION 10.07. Optional Redemption.

                  The Securities of any series may be redeemed at any time on such terms and subject to such conditions as are specified in such Securities.

                  Any redemption pursuant to this Section 10.07 shall be made, to the extent applicable, pursuant to the provisions of Sections 10.01 through 10.06.


                                   ARTICLE XI

                                  MISCELLANEOUS


SECTION 11.01. Trust Indenture Act Controls.

                  If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control. If this Indenture excludes any provision of the TIA that is required to be included, such provision shall be deemed included herein.

SECTION 11.02. Notices.

                  Any notice or communication by the Company, the Guarantor or the Trustee to the others is duly given if in writing and delivered in person or mailed by first-class mail (registered or certified, return receipt requested), telecopier or overnight air courier guaranteeing next day delivery, to the other's address:

                  If to the Company:

                           Devon Financing Corporation, U.L.C.
                           20 North Broadway, Suite 1500
                           Oklahoma City, Oklahoma 73102-8260
                           Attention: General Counsel
                           Telephone No.: (405) 235-3611
                           Telecopier No.: (405) 552-4550

                  If to the Guarantor:

                           Devon Energy Corporation
                           20 North Broadway, Suite 1500
                           Oklahoma City, Oklahoma 73102-8260
                           Attention: General Counsel
                           Telephone No.: (405) 235-3611
                           Telecopier No.: (405) 552-4550

                  If to the Trustee:

                           The Chase Manhattan Bank
                           600 Travis Street, Suite 1150
                           Houston, Texas 77002
                           Telephone No.: (713) 216-5087
                           Telecopier No. (713) 577-5200
                           Attention: Corporate Trust Department

                  Each of the Company, the Guarantor and the Trustee by notice to the others may designate additional or different addresses for subsequent notices or communications.

                  All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery. Notwithstanding the foregoing, notices to the Trustee shall be effective only upon receipt.

                  Any notice or communication to a Holder shall be mailed by first-class mail, postage prepaid, to the Holder's address shown on the register kept by the Registrar. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

                  If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

                  If the Company or the Guarantor mails a notice or communication to Holders, it shall mail a copy to the Trustee and each Agent at the same time.

                  All notices or communications, including, without limitation, notices to the Trustee or the Company or the Guarantor by Holders, shall be in writing, except as set forth below, and in the English language.

                  In case by reason of the suspension of regular mail service, or by reason of any other cause, it shall be impossible to mail any notice required by this Indenture, then such method of notification as shall be made with the approval of the Trustee shall constitute a sufficient mailing of such notice.

SECTION 11.03. Communication by Holders with Other Holders.

                  Holders may communicate pursuant to TIA Section 312(b) with other Holders with respect to their rights under this Indenture, the Securities or the Guarantees. The Company, the Guarantor, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

SECTION 11.04. Certificate and Opinion as to Conditions Precedent.

                  Upon any request or application by the Company or the Guarantor to the Trustee to take any action under this Indenture, the Company or the Guarantor shall, if requested by the Trustee, furnish to the Trustee:

                  (1) an Officers' Certificate (which shall include the statements set forth in Section 11.05 hereof) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                  (2) an Opinion of Counsel (which shall include the statements set forth in Section 11.05 hereof) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been complied with.

                  Notwithstanding the foregoing, no such Opinion of Counsel shall be required in connection with the issuance of the Original Securities pursuant to the Offering.

SECTION 11.05. Statements Required in Certificate or Opinion.

                  Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (1) a statement that the Person making such certificate or opinion has read such covenant or condition;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

SECTION 11.06. Rules by Trustee and Agents.

                  The Trustee may make reasonable rules for action by or at a meeting of Holders. The Registrar or the Paying Agent may make reasonable rules and set reasonable requirements for its functions.

SECTION 11.07. Legal Holidays.

                  If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

SECTION 11.08. No Recourse Against Others.

                  A director, officer, employee or stockholder of the Company or the Guarantor, as such, shall not have any liability for any obligations of the Company or the Guarantor under the Securities, the Guarantees or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release shall be part of the consideration for the issue of the Securities.

SECTION 11.09. Governing Law.

                  This Indenture, the Securities and the Guarantees shall be governed by and constructed in accordance with the laws of the State of New York.

SECTION 11.10. Consent to Jurisdiction and Service of Process.

                  The Company is not organized under the laws the United States (including the States thereof and the District of Columbia) and therefore hereby appoints the principal office of Corporation Service Company in The City of New York which, on the date hereof, is located at 80 State Street, Albany, New York 12207-2543, as the authorized agent thereof (the "Authorized Agent") upon whom process may be served in any action, suit or proceeding arising out of or based on this Indenture or the Securities which may be instituted in the Supreme Court of the State of New York or the United States District Court for the Southern District of New York, in either case in the Borough of Manhattan, The City of New York, by the Holder of any Security, and to the fullest extent permitted by applicable law, the Company hereby waives any objection which it may now or hereafter have to the laying of venue of any such proceeding and expressly and irrevocably accepts and submits, for the benefit of the Holders from time to time of the Securities, to the nonexclusive jurisdiction of any such court in respect of any such action, suit or proceeding, for itself and with respect to its properties, revenues and assets. Such appointment shall be irrevocable unless and until the appointment of a successor authorized agent for such purpose, and such successor's acceptance of such appointment, shall have occurred. The Company agrees to take any and all actions, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent with respect to any such action shall be deemed, in every respect, effective service of process upon the Company. Notwithstanding the foregoing, any action against the Company arising out of or based on any Security may also be instituted by the Holder of such Security in any court in the jurisdiction of organization of the Company, and the Company expressly accepts the jurisdiction of any such court in any such action. The Company shall require the Authorized Agent to agree in writing to accept the foregoing appointment as agent for service of process.

SECTION 11.11. Waiver of Immunity.

                  To the extent that the Company or any of its properties, assets or revenues may have or may hereafter become entitled to, or have attributed to it, any right of immunity, on the grounds of sovereignty or otherwise, from any legal action, suit or proceeding, from the giving of any relief in any thereof, from set-off or counterclaim, from the jurisdiction of any court, from service of process, from attachment upon or prior to judgment, from attachment in aid of execution of judgment, or from execution of judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any jurisdiction in which proceedings may at any time be commenced, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Indenture or the Securities, the Company, to the maximum extent permitted by law, hereby irrevocably and unconditionally waives, and agrees not to plead or claim, any such immunity and consents to such relief and enforcement.

SECTION 11.12. Judgment Currency.

                  The Company agrees to indemnify the Trustee and each Holder against any loss incurred by it as a result of any judgment or order being given or made and expressed and paid in a currency (the "Judgment Currency") other than U.S. dollars and as a result of any variation as between (i) the rate of exchange at which the U.S. dollar amount is converted into the Judgment Currency for the purpose of such judgment or order and (ii) the spot rate of exchange in The City of New York at which the Trustee or such Holder on the date of payment of such judgment or order is able to purchase U.S. dollars with the amount of the Judgment Currency actually received by the Trustee or such Holder. The foregoing indemnity shall constitute a separate and independent obligation of the Company and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "spot rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, U.S. dollars.

SECTION 11.13. No Adverse Interpretation of Other Agreements.

                  This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company, the Parent or any other Subsidiary of the Parent. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 11.14. Successors.

                  All agreements of the Company and the Guarantor in this Indenture and the Securities shall bind their respective successors. All agreements of the Trustee in this Indenture shall bind its successor.

SECTION 11.15. Severability.

                  In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 11.16. Counterpart Originals.

                  The parties may sign any number of copies of this Indenture by manual or facsimile signature. Each signed copy shall be an original, but all of them together represent the same agreement.

SECTION 11.17. Table of Contents, Headings, etc.

                  The Table of Contents, Cross-Reference Table and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

SECTION 11.18. Mitchell Restructuring Event.

                  The parties hereto acknowledge and agree that Devon Energy Corporation may, in connection with its proposed acquisition of Mitchell Energy & Development Corp., consummate one or more transactions (collectively, a "Mitchell Restructuring Event") pursuant to which:

                  (i) Devon Energy Corporation would cause a new holding company ("Devon HoldCo") to be formed under the laws of the United States or any State thereof or the District of Columbia; and

                  (ii) pursuant to one or more mergers or other transactions, Devon HoldCo would acquire, directly or indirectly, all of the issued and outstanding common stock of each of Devon Energy Corporation and Mitchell Energy & Development Corp.

                  In the event a Mitchell Restructuring Event occurs:

                  (i) each reference to the "Parent" herein and in the Securities shall be deemed to refer to Devon Holdco, and Devon HoldCo shall succeed to, be substituted for and assume every obligation of, and may exercise every right and power of, the "Parent" under this Indenture with the same effect as if it had been named as the "Parent" herein;

                  (ii) each reference to the "Guarantor" herein, in the Guarantees and in the Securities shall be deemed to refer equally to both Devon Energy Corporation and Devon HoldCo, and Devon HoldCo shall have the right to exercise every right and power of, and shall be subject to every obligation of, the "Guarantor" under this Indenture with the same effect as if both Devon Energy Corporation and Devon HoldCo had been named as the "Guarantor" herein;

                  (iii) each reference to "Devon Energy Corporation" contained in the Private Placement Legend and set forth in the Securities shall be deemed to refer to Devon HoldCo;

                  (iv) each reference to "Restricted Subsidiary" herein shall be deemed to refer, in addition, to Devon Energy Corporation; and

                  (v) Devon Energy Corporation shall, and shall cause Devon HoldCo, to execute and deliver to the Trustee an indenture supplemental hereto evidencing the foregoing modifications and containing such other matters as may be permitted to be set forth therein in accordance with
         Section 8.01(10).

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.


                                       Company:

                                       DEVON FINANCING CORPORATION, U.L.C.



                                       By /s/ WILLIAM T. VAUGHN
                                         ---------------------------------------
                                         Name: William T. Vaughn
                                         Title: Senior Vice President

                                       Guarantor:

                                       DEVON ENERGY CORPORATION


                                       By /s/ WILLIAM T. VAUGHN
                                         ---------------------------------------
                                         Name: William T. Vaughn
                                         Title: Senior Vice President-Finance

                                       Trustee:

                                       THE CHASE MANHATTAN BANK


                                       By: /s/ LETHA GLOVER
                                          --------------------------------------
                                          Name: Letha Glover, CCTS, as Trustee
                                          Title: Vice President & Trust Officer

                                                                       EXHIBIT A

                            FACE OF 10-YEAR SECURITY

                             GLOBAL SECURITY LEGEND

                  UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. THE DEPOSITORY TRUST COMPANY SHALL ACT AS THE DEPOSITARY UNTIL A SUCCESSOR SHALL BE APPOINTED BY THE COMPANY AND THE REGISTRAR. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.*

                            PRIVATE PLACEMENT LEGEND

                  THIS SECURITY (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT

         SUBJECT TO, SUCH REGISTRATION. BY ITS ACQUISITION OF THIS SECURITY OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

                      1. REPRESENTS THAT (A) IT IS A QUALIFIED INSTITUTIONAL
              BUYER, AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), OR (B) IT HAS ACQUIRED THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT ("REGULATION S");

                      2. AGREES THAT IT WILL OFFER, SELL OR OTHERWISE TRANSFER
              THIS SECURITY, PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH EITHER DEVON FINANCING CORPORATION, U.L.C. OR ANY OF ITS AFFILIATES WAS THE HOLDER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO DEVON ENERGY CORPORATION, DEVON FINANCING CORPORATION, U.L.C. OR ANY OF THEIR RESPECTIVE SUBSIDIARIES, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, AS DEFINED IN RULE 144A, THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S, OR (E) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND, IN EACH OF THE CASES ABOVE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION;

                      3. AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS
              SECURITY OR AN INTEREST

              HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; AND

                      4. AGREES THAT, BEFORE THE HOLDER OFFERS, SELLS OR
              OTHERWISE TRANSFERS THIS SECURITY, DEVON FINANCING CORPORATION, U.L.C., MAY REQUIRE THE HOLDER OF THIS SECURITY TO DELIVER A WRITTEN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION THAT IT REASONABLY REQUIRES TO CONFIRM THAT SUCH PROPOSED TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

                  AS USED IN THIS SECURITY, THE TERMS "OFFSHORE TRANSACTION," "U.S. PERSON" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM WITHIN REGULATION S.**

                  REGULATION S TEMPORARY GLOBAL SECURITY LEGEND

                  THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL SECURITY, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED SECURITIES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL SECURITY SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON.***

                              144A SECURITY LEGEND

                  EACH PURCHASER OF THE SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.****

*        This paragraph should be included only if the Security is a Global
         Security.

** These paragraphs should be included only if the Security is a Restricted Definitive Security or a Restricted Global Security.

*** This paragraph should be included only if the Security is a Regulation S Temporary Global Security.

**** This paragraph should be included only if the Security is a Series A Security that is a 144A Global Security or a Definitive Security sold to QIBs pursuant to Rule 144A.

                       DEVON FINANCING CORPORATION, U.L.C.

                        6.875% SERIES [A/B] NOTE DUE 2011

CUSIP No.                                                            $__________

                  Devon Financing Corporation, U.L.C., an unlimited liability company organized under the laws of the province of Nova Scotia, Canada (the "Company"), for value received promises to pay to __________________ or registered assigns, the principal sum of $_________ Dollars [or such greater or lesser amount as is indicated on the Schedule of Exchanges of Securities on the other side of this Security*] on September 30, 2011.

                  Interest Payment Dates: March 30 and September 30

                  Record Dates: March 15 and September 15

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by one of its duly authorized officers.

Dated:

                                       DEVON FINANCING CORPORATION, U.L.C.


                                       By:
                                          --------------------------------------

Certificate of Authentication:

THE CHASE MANHATTAN BANK,
as Trustee, certifies that this is one of the Securities referred to in the within-mentioned Indenture.


By:
   ------------------------------------
         Authorized Signatory

* This phrase should be included only if the Security is a Global Security.

                           REVERSE OF 10-YEAR SECURITY

                       DEVON FINANCING CORPORATION, U.L.C.

                         6.875% SERIES A/B NOTE DUE 2011

                  This Security is one of a duly authorized issue of 6.875% Series A/B Notes due 2011 (the "Securities") of Devon Financing Corporation, U.L.C., an unlimited liability company organized under the laws of the province of Nova Scotia, Canada (the "Company").

                  1. Interest. The Company promises to pay interest on the principal amount of this Security at 6.875% per annum from October 3, 2001 until maturity. The Company will pay interest semiannually on March 30 and September 30 of each year (each an "Interest Payment Date"), or if any such day is not a Business Day, on the next succeeding Business Day. Interest on this Security will accrue from the most recent Interest Payment Date on which interest has been paid or, if no interest has been paid, from October 3, 2001; provided that if there is no existing Default in the payment of interest, and if this Security is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date. Further, the Company shall pay interest on overdue principal, premium, if any, Liquidated Damages, if any, and Additional Amounts, if any, from time to time on demand at a rate equal to the interest rate then in effect; it shall pay interest, Liquidated Damages, if any, and Additional Amounts, if any, on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

                  2. Method of Payment. The Company will pay interest on this Security (except defaulted interest) to the Persons who are registered Holders of this Security at the close of business on the record date next preceding the Interest Payment Date, even if this Security is canceled after such record date and on or before such Interest Payment Date. The Holder must surrender this Security to a Paying Agent to collect payments of principal, premium, if any, Liquidated Damages, if any, and Additional Amounts, if any. The Company will pay the principal of and premium, if any, Liquidated Damages, if any, and Additional Amounts, if any, and interest on this Security in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. Payments in respect of the Securities represented by a Global Security (including principal, premium, if any, Liquidated Damages, if any, Additional Amounts, if any, and interest) will be made by wire transfer of immediately available funds to the accounts specified by The Depository Trust Company; provided that if no account is specified, the Company may choose to make payment at the Corporate Trust Office of the Trustee or by mailing a check to the Holder's registered address. The Company will make all payments in respect of a certificated Security (including principal, premium, if any, Liquidated Damages, if any, Additional Amounts, if any, and interest) by mailing a check to the registered address of each Holder thereof; provided, however, that payments on a certificated Security will be made by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

                  3. Ranking and Guarantees. This Security is a senior unsecured obligation of the Company and is guaranteed pursuant to a guarantee (the "Guarantee") by Devon Energy Corporation, a Delaware corporation, and each other Person, if any, named as the Guarantor in the Indenture (together, the "Guarantor"). The Guarantee is a senior unsecured obligation of the Guarantor. References herein to the Indenture or the Securities shall be deemed also to refer to the Guarantees set forth in the Indenture except where the context otherwise requires.

                  4. Optional Redemption. This Security will be redeemable, in whole or in part, at any time, at the Company's option, at a redemption price equal to the greater of (1) 100% of the principal amount of this Security then outstanding to be redeemed, or (2) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the Redemption Date) computed by discounting such payments to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the sum of 30 basis points plus the Adjusted Treasury Rate on the third Business Day prior to the Redemption Date, as calculated by an Independent Investment Banker, plus accrued and unpaid interest, up to, but not including the Redemption Date.

                  "Adjusted Treasury Rate" means, with respect to any Redemption Date, the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities" for the maturity corresponding to the Optional Redemption Comparable Treasury Issue (if no maturity is within three months before or after the remaining term of this Security, yields for the two published maturities most closely corresponding to the Optional Redemption Comparable Treasury Issue will be determined and the Adjusted Treasury Rate will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Optional Redemption Comparable Treasury Issue, calculated using a price for the Optional Redemption Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Optional Redemption Comparable Treasury Price for such redemption date.

                  "Independent Investment Banker" means UBS Warburg LLC, or if such firm is unwilling or unable to serve as such, an independent investment and banking institution of national standing appointed by the Trustee.

                  "Optional Redemption Reference Treasury Dealer" means each of up to five dealers to be selected by the Company and the Guarantor, and their respective successors; provided that if any of the foregoing ceases to be, and has no affiliate that is, a primary U.S. governmental securities dealer (a "Primary Treasury Dealer"), the Company and the Guarantor will substitute for it another Primary Treasury Dealer.

                  "Optional Redemption Comparable Treasury Issue" means the U.S. Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of this Security, or, if, in the reasonable judgment of the Independent Investment Banker, there is no such security, then the Optional Redemption Comparable Treasury Issue will mean the U.S. Treasury security or securities selected by the Independent Investment Banker as having an actual or interpolated maturity or maturities comparable to the remaining term of this Security.

                  "Optional Redemption Comparable Treasury Price" means (1) the average of five Optional Redemption Reference Treasury Dealer Quotations for the applicable redemption date, after excluding the highest and lowest Optional Redemption Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than five such Optional Redemption Reference Treasury Dealer Quotations, the average of all such quotations.

                  "Optional Redemption Reference Treasury Dealer Quotations" means, with respect to each Optional Redemption Reference Treasury Dealer and any Redemption Date for this Security, the average, as determined by the Independent Investment Banker of the bid and asked prices for the Optional Redemption Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker and the Trustee at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

                  5. Optional Redemption for Changes In Canadian Withholding Taxes. The Securities will be subject to redemption in whole, but not in part, at the Company's option and at any time, at a redemption price equal to 100% of their principal amount, plus accrued and unpaid interest, if any, and Liquidated Damages, if any, up to, but not including, the Redemption Date, in the event that either the Company, the Guarantor or any other obligor under the Securities, as the case may be, has become, or would become, obligated to pay, on the next date on which any amount would be payable with respect to these Securities, any Additional Amounts relating to any present or future Taxes, and provided that the obligation to pay

Additional Amounts results from a change in the taxing laws and/or regulations of Canada that is announced or becomes effective on or after the Issue Date; provided, however; (1) no notice of redemption will be given earlier than 60 days prior to the earliest date on which the Company, the Guarantor or any other obligor under the Securities, as the case may be, would be obligated to pay any of these Additional Amounts if a payment with respect to this Security were then due; (2) at the time any redemption notice is given, the obligation to pay these Additional Amounts must remain in effect through the Redemption Date; and (3) such obligation to pay Additional Amounts cannot be avoided by the Company by taking reasonable measures available to it that it determines would not have an adverse impact on it. Prior to any redemption of these Securities under these provisions, the Company will deliver to the Trustee or any Paying Agent an Officers' Certificate stating that the Company is entitled to effect the redemption and setting forth a statement of facts showing that the conditions precedent to the right of redemption have occurred.

                  6. Paying Agent and Registrar. Initially, The Chase Manhattan Bank (the "Trustee"), the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar, co-registrar or additional paying agent without notice to any Holder. The Guarantor or any of its Subsidiaries may act in any such capacity.

                  7. Indenture. The Company issued this Security under an Indenture dated as of October 3, 2001 (as amended, supplemented or otherwise modified from time to time, the "Indenture") among the Company, Devon Energy Corporation and the Trustee. The terms of this Security include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code Sections 77aaa-77bbbb), as in effect on the date of execution of the Indenture. This Security and the Guarantee are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. Capitalized terms used but not defined in this Security have the respective meanings given to such terms in the Indenture.

                  8. Denominations, Transfer, Exchange. This Security is in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of this Security may be registered and this Security may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not exchange or register the transfer of this Security during the period between a record date and the corresponding Interest Payment Date.

                  9. Persons Deemed Owners. The registered Holder of a Security shall be treated as its owner for all purposes.

                  10. Amendments and Waivers. Subject to certain exceptions and limitations, the Indenture or this Security may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Securities, and compliance in a particular instance by the Company or the Guarantor with any provision of the Indenture with respect to the Securities may be waived (other than certain provisions, including any continuing Default or Event of Default in the payment of the principal of or premium, if any, Additional Amounts, if any, or interest on these Securities) by the Holders of at least a majority in principal amount of the Securities then outstanding in accordance with the terms of the Indenture. Without the consent of any Holder, the Company, the Guarantor and the Trustee may amend or supplement the Indenture or this Security to convey, transfer, assign, mortgage or pledge to the Trustee as security for this Security any property or assets; to evidence the succession of another entity to the Company or the Guarantor, or successive successions, and the assumption by the successor entity of the covenants, agreements and obligations of the Company or the Guarantor pursuant to Section 4.01 or 4.02 of the Indenture; to add to the covenants of the Company or the Guarantor such further covenants, restrictions, conditions or provisions as the Company or the Guarantor and the Trustee shall consider to be for the protection of the Holders of Securities of one or more series, to surrender any right or power herein conferred upon the Company or the Guarantor, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions of an Event of Default permitting the enforcement of all or any of the several remedies provided in the Indenture, provided that in respect of any such additional covenant, restriction, condition or provision such amendment or supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the Holders of a majority in aggregate principal amount of the Securities of such series to waive such an Event of Default; to cure any ambiguity or to correct or supplement any provision contained in the Indenture or in any supplemental indenture which may be defective or inconsistent with any other provision contained in the Indenture or in any supplemental indenture, provided that no such action shall adversely affect the interests of the Holders of this Security; to evidence and provide for the acceptance of appointment under the Indenture by a successor trustee with respect to the Securities of one or more series and to add to or change any of the provisions of the Indenture as shall be necessary to provide for or facilitate the administration of the trusts under the Indenture by more than one trustee, pursuant to the requirements of
Section 6.08 or Section 6.09 of the Indenture; to provide for uncertificated Securities in addition to or in place of certificated Securities; to comply with any requirements, including the requirements of the SEC, in order to effect or maintain the qualification of the Indenture under the TIA; to comply with the rules or regulations of any securities exchange or automated quotations system on which any of the Securities may be listed or traded; to make any change that does not adversely affect the rights under the Indenture of any Holder; and to effect the substitution of Devon HoldCo as the Parent under the Indenture and the addition of Devon HoldCo as a "Guarantor" under the Indenture, in each case as contemplated in connection with a Mitchell Restructuring Event pursuant to Section 11.18 of the Indenture, and to make all such other modifications as are necessary or desirable in light of such Mitchell Restructuring Event to accomplish the transactions described in Section 11.18 of the Indenture or as are not inconsistent with the Indenture and do not adversely affect the rights of any Holder.

                  The right of any Holder to participate in any consent required or sought pursuant to any provision of the Indenture (and the obligation of the Company to obtain any such consent otherwise required from such Holder) may be subject to the requirement that such Holder shall have been the Holder of record of this Security as of a date identified by the Trustee in a notice furnished to Holders in accordance with the terms of the Indenture.

                  11. Defaults and Remedies. Events of Default include: (i) default in the payment of the principal of or premium, if any, on any Security at its Maturity; or (ii) default in the payment of interest, Liquidated Damages, if any, or Additional Amounts, if any, upon any of the Securities when it becomes due and payable, and continuance of such default for a period of 30 days; or (iii) default in the performance or observance, or breach, of any covenant of the Company or the Guarantor in any Security or the Indenture (other than a covenant a default in whose performance or whose breach is elsewhere in
Section 5.01 of the Indenture specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company and the Guarantor by the Trustee or to the Company, the Guarantor and the Trustee by the Holders of at least 25% in aggregate principal amount of the outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" under the Indenture; or (iv) default by the Company or the Guarantor in the payment of any principal of any Funded Debt of the Company or the Guarantor outstanding in an aggregate principal amount in excess of $50,000,000 at the final stated maturity thereof or the occurrence of any other default thereunder, the effect of which default is to cause such Funded Debt to become, or to be declared, due prior to its final stated maturity, and there has been given, by registered or certified mail, to the Company and the Guarantor by the Trustee or to the Company, the Guarantor and the Trustee by the Holders of at least 25% in aggregate principal amount of the outstanding Securities a written notice specifying such default and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder unless (A) such default shall be cured, by payment or otherwise, within 60 days after the receipt of such notice or (B) the acceleration is not rescinded or annulled or the default that caused the acceleration is not cured within 60 days after the receipt of such notice; or
(v) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or the Guarantor in an involuntary case or proceeding under any applicable U.S. or Canadian Federal or State or provincial bankruptcy, insolvency, reorganization, arrangement, dissolution, winding-up or other similar law or (B) a decree or order adjudging the Company or the Guarantor a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or the Guarantor under any applicable U.S. or Canadian Federal or State or provincial law, or appointing a custodian, receiver, receiver and manager, interim receiver, administrator, monitor, liquidator, assignee, trustee, sequestrator or other similar official of the Company or the Guarantor or of any substantial part of the property of the Company or the Guarantor, or ordering the winding up or liquidation of the affairs of the Company or the Guarantor, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; (vi) the commencement by the Company or the Guarantor of a voluntary case or proceeding under any applicable U.S. or Canadian Federal or State or provincial bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by either of them to the entry of a decree or order for relief in respect of the Company or the Guarantor in an involuntary case or proceeding under any applicable U.S. or Canadian Federal or State or provincial bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against either of them, or the filing by either of them of a petition or answer or consent seeking reorganization or relief under any applicable U.S. or Canadian Federal or State or provincial law, or the consent by either of them to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, receiver and manager, interim receiver, administrator, monitor, liquidator, assignee, trustee, sequestrator or similar official of the Company or the Guarantor or of any substantial part of the property of the Company or the Guarantor, or the making by either of them of an assignment for the benefit of creditors, or the admission by either of them in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or the Guarantor in furtherance of any such action; or (vii) the Guarantees in respect of the Securities cease to be in full force and effect or become unenforceable or invalid or are declared null and void (other than in accordance with the terms of such Guarantees) or the Guarantor denies or disaffirms its obligations under such Guarantees; or
(viii) any Mitchell Restructuring Event is consummated as contemplated in
Section 11.18 of the Indenture and, thereafter, Devon HoldCo fails to become a "Guarantor" under the Indenture in accordance with Section 11.18 of the Indenture.

                  If an Event of Default (other than an Event of Default specified in clause (5) or (6) of Section 5.01 of the Indenture) with respect to this Security occurs and is continuing, the Trustee by notice to the Company and the Guarantor, or by the Holders of at least 25% in aggregate principal amount of the then outstanding Securities by written notice to the Company, the Guarantor and the Trustee, may declare the principal of and Liquidated Damages, if any, Additional Amounts, if any, and interest on all then outstanding Securities to be due and payable immediately. The amount due and payable upon the acceleration of any Security is equal to 100% of the principal amount thereof plus Liquidated Damages, if any, Additional Amounts, if any, and accrued interest to the date of payment. Holders may not enforce the Indenture or this Security except as provided in the Indenture. The Trustee does require indemnity reasonably satisfactory to it before it enforces the Indenture or this Security. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal or premium, if any, or interest) if it determines that withholding notice is in their interests. The Company and the Guarantor each must furnish an annual compliance certificate to the Trustee.

                  12. Additional Amounts. If the Company is required to withhold or deduct any amount for or on account of any Taxes for any payment made under or with respect to this Security, the Company will pay any Additional Amounts.

                  13. Discharge Prior to Maturity. The Indenture shall be discharged and canceled upon the payment of all of the Securities and shall be discharged except for certain obligations upon the irrevocable deposit with the Trustee of cash, or U.S. Government Obligations or a combination thereof sufficient for such payment.

                  14. Trustee Dealings with the Company and the Guarantor. The Trustee in its individual or any other capacity may become the owner or pledgee of this Security and may otherwise deal with the Company, the Parent or any of their Affiliates with the same rights it would have if it were not the Trustee.

                  15. No Recourse Against Others. A director, officer, employee or stockholder of the Company or the Guarantor, as such, shall not have any liability for any obligations of the Company or the Guarantor under this Security, the Guarantee or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting this Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of this Security.

                  16. Authentication. This Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose until authenticated by the manual signature of an authorized signatory of the Trustee, which signature shall be conclusive evidence that this Security has been authenticated under the Indenture.

                  17. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused a CUSIP number to be printed on this Security as a convenience to the Holders of this Security. No representation is made as to the correctness of such number either as printed on this Security or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on this Security.

                  18. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A
(= Uniform Gifts to Minors Act).

                  19. Governing Law. The Indenture, this Security and the Guarantee shall be governed by and constructed in accordance with, the laws of the State of New York. The

Company agrees to submit to the jurisdiction of the courts of the State of New York in any action or proceeding relating to this Security and the Guarantee.

                  20. Additional Rights and Obligations of Holders. In addition to the rights provided to Holders of Securities under the Indenture, this Security and the Guarantee, Holders shall have all the rights set forth in the Registration Rights Agreement, dated as of the Issue Date (the "Registration Rights Agreement"), among the Company, Devon Energy Corporation and the Initial Purchasers. Each Holder, by his acceptance thereof, acknowledges and agrees to the provisions of the Registration Rights Agreement, including without limitation the obligations of the Holders with respect to a registration and the indemnification of the Company and the Guarantor to the extent provided therein.*

                  The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Request may be made to:

                  Devon Financing Corporation, U.L.C.
                  20 North Broadway, Suite 1500
                  Oklahoma City, Oklahoma 73102-8260
                  Attention: General Counsel
                  Telephone No.: (405) 235-3611
                  Telecopier No.: (405) 552-4550

* This paragraph should be included only if the Security is a Series A Security.

                          FORM OF NOTATION ON SECURITY
                              RELATING TO GUARANTEE

                  The Guarantor (which term includes any successor Person in such capacity under the Indenture), has fully, unconditionally and absolutely guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture, the due and punctual payment of the principal of and premium, if any, Liquidated Damages, if any, Additional Amounts, if any, and interest on these Securities and all other amounts due and payable under the Indenture and these Securities by the Company.

                  The obligations of the Guarantor to the Holders of Securities and to the Trustee pursuant to the Guarantees and the Indenture are expressly set forth in Article IX of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee.

                                       Guarantor:

                                       DEVON ENERGY CORPORATION


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                 ASSIGNMENT FORM

                  To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to
                                    --------------------------------------------

--------------------------------------------------------------------------------
             (Insert assignee's social security or tax I.D. number)


--------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

and irrevocably appoint ________________________________________________________
as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:
     ----------------------------------

Your Signature:
               -----------------------------------------------------------------
               (Sign exactly as your name appears on the face of this Security)

Signature
Guarantee:
          ----------------------------------------------------------------------
            (Participant in a Recognized Signature Guaranty Medallion Program)

                      SCHEDULE OF EXCHANGES OF SECURITIES**

                  The following exchanges, redemptions or repurchases of a part of this Global Security have been made:

                                                                       PRINCIPAL AMOUNT OF
                          AMOUNT OF DECREASE     AMOUNT OF INCREASE      GLOBAL SECURITY         SIGNATURE OF
                          IN PRINCIPAL AMOUNT   IN PRINCIPAL AMOUNT      FOLLOWING SUCH       AUTHORIZED OFFICER,
    DATE OF                    OF GLOBAL             OF GLOBAL            DECREASE (OR           TRUSTEE OR
  TRANSACTION                  SECURITY              SECURITY              INCREASE)         SECURITIES CUSTODIAN
  -----------             -------------------   -------------------    -------------------   --------------------



** This Schedule should be included only if the Security is a Global Security.

                                                                       EXHIBIT B

                            FACE OF 30-YEAR SECURITY

                             GLOBAL SECURITY LEGEND

                  UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. THE DEPOSITORY TRUST COMPANY SHALL ACT AS THE DEPOSITARY UNTIL A SUCCESSOR SHALL BE APPOINTED BY THE COMPANY AND THE REGISTRAR. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.*

                            PRIVATE PLACEMENT LEGEND

                  THIS SECURITY (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT

         SUBJECT TO, SUCH REGISTRATION. BY ITS ACQUISITION OF THIS SECURITY OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

                      1. REPRESENTS THAT (A) IT IS A QUALIFIED INSTITUTIONAL
              BUYER, AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), OR (B) IT HAS ACQUIRED THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT ("REGULATION S");

                      2. AGREES THAT IT WILL OFFER, SELL OR OTHERWISE TRANSFER
              THIS SECURITY, PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH EITHER DEVON FINANCING CORPORATION, U.L.C. OR ANY OF ITS AFFILIATES WAS THE HOLDER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO DEVON ENERGY CORPORATION, DEVON FINANCING CORPORATION, U.L.C. OR ANY OF THEIR RESPECTIVE SUBSIDIARIES, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, AS DEFINED IN RULE 144A, THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S, OR (E) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND, IN EACH OF THE CASES ABOVE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION;

                      3. AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS
              SECURITY OR AN INTEREST

              HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; AND

                      4. AGREES THAT, BEFORE THE HOLDER OFFERS, SELLS OR
              OTHERWISE TRANSFERS THIS SECURITY, DEVON FINANCING CORPORATION, U.L.C., MAY REQUIRE THE HOLDER OF THIS SECURITY TO DELIVER A WRITTEN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION THAT IT REASONABLY REQUIRES TO CONFIRM THAT SUCH PROPOSED TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

                  AS USED IN THIS SECURITY, THE TERMS "OFFSHORE TRANSACTION," "U.S. PERSON" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM WITHIN REGULATION S.**

                  REGULATION S TEMPORARY GLOBAL SECURITY LEGEND

                  THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL SECURITY, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED SECURITIES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL SECURITY SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON.***

                              144A SECURITY LEGEND

                  EACH PURCHASER OF THE SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.****

*        This paragraph should be included only if the Security is a Global
         Security.

** These paragraphs should be included only if the Security is a Restricted Definitive Security or a Restricted Global Security.

*** This paragraph should be included only if the Security is a Regulation S Temporary Global Security.

**** This paragraph should be included only if the Security is a Series A Security that is a 144A Global Security or a Definitive Security sold to QIBs pursuant to Rule 144A.

                       DEVON FINANCING CORPORATION, U.L.C.

                     7.875% SERIES [A/B] DEBENTURE DUE 2031

CUSIP No.                                                            $__________

                  Devon Financing Corporation, U.L.C., an unlimited liability company organized under the laws of the province of Nova Scotia, Canada (the "Company"), for value received promises to pay to ___________________________ or registered assigns, the principal sum of $_________ Dollars [or such greater or lesser amount as is indicated on the Schedule of Exchanges of Securities on the other side of this Security*] on September 30, 2031.

                  Interest Payment Dates: March 30 and September 30

                  Record Dates: March 15 and September 15

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by one of its duly authorized officers.

Dated:

                                       DEVON FINANCING CORPORATION, U.L.C.


                                       By:
                                          --------------------------------------

Certificate of Authentication:

THE CHASE MANHATTAN BANK,
as Trustee, certifies that this is one of this Security referred to in the within-mentioned Indenture.


By:
   ------------------------------------
         Authorized Signature

* This phrase should be included only if the Security is a Global Security.

                           REVERSE OF 30-YEAR SECURITY

                       DEVON FINANCING CORPORATION, U.L.C.

                      7.875% SERIES A/B DEBENTURE DUE 2031

                  This Security is one of a duly authorized issue of 7.875% Series A/B Debenture due 2031 (the "Securities") of Devon Financing Corporation, U.L.C., an unlimited liability company organized under the laws of the province of Nova Scotia, Canada (the "Company").

                  1. Interest. The Company promises to pay interest on the principal amount of this Security at 7.875% per annum from October 3, 2001 until maturity. The Company will pay interest semiannually on March 30 and September 30 of each year (each an "Interest Payment Date"), or if any such day is not a Business Day, on the next succeeding Business Day. Interest on this Security will accrue from the most recent Interest Payment Date on which interest has been paid or, if no interest has been paid, from October 3, 2001; provided that if there is no existing Default in the payment of interest, and if this Security is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date. Further, the Company shall pay interest on overdue principal, premium, if any, Liquidated Damages, if any, and Additional Amounts, if any, from time to time on demand at a rate equal to the interest rate then in effect; it shall pay interest, Liquidated Damages, if any, and Additional Amounts, if any, on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

                  2. Method of Payment. The Company will pay interest on this Security (except defaulted interest) to the Persons who are registered Holders of this Security at the close of business on the record date next preceding the Interest Payment Date, even if this Security is canceled after such record date and on or before such Interest Payment Date. The Holder must surrender this Security to a Paying Agent to collect payments of principal, premium, if any, Liquidated Damages, if any, and Additional Amounts, if any. The Company will pay the principal of and premium, if any, Liquidated Damages, if any, and Additional Amounts, if any, and interest on this Security in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. Payments in respect of the Securities represented by a Global Security (including principal, premium, if any, Liquidated Damages, if any, Additional Amounts, if any, and interest) will be made by wire transfer of immediately available funds to the accounts specified by The Depository Trust Company; provided that if no account is specified, the Company may choose to make payment at the Corporate Trust Office of the Trustee or by mailing a check to the Holder's registered address. The Company will make all payments in respect of a certificated Security (including principal, premium, if any, Liquidated Damages, if any, Additional Amounts, if any, and interest) by mailing a check to the registered address of each Holder thereof; provided, however, that payments on a certificated Security will be made by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

                  3. Ranking and Guarantees. This Security is a senior unsecured obligation of the Company and is guaranteed pursuant to a guarantee (the "Guarantee") by Devon Energy Corporation, a Delaware corporation, and each other Person, if any, named as the Guarantor in the Indenture (together, the "Guarantor"). The Guarantee is a senior unsecured obligation of the Guarantor. References herein to the Indenture or the Securities shall be deemed also to refer to the Guarantees set forth in the Indenture except where the context otherwise requires.

                  4. Optional Redemption. This Security will be redeemable, in whole or in part, at any time, at the Company's option, at a redemption price equal to the greater of (1) 100% of the principal amount of this Security then outstanding to be redeemed, or (2) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the Redemption Date) computed by discounting such payments to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the sum of 30 basis points plus the Adjusted Treasury Rate on the third Business Day prior to the Redemption Date, as calculated by an Independent Investment Banker, plus accrued and unpaid interest, up to, but not including the Redemption Date.

                  "Adjusted Treasury Rate" means, with respect to any Redemption Date, the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities" for the maturity corresponding to the Optional Redemption Comparable Treasury Issue (if no maturity is within three months before or after the remaining term of this Security, yields for the two published maturities most closely corresponding to the Optional Redemption Comparable Treasury Issue will be determined and the Adjusted Treasury Rate will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Optional Redemption Comparable Treasury Issue, calculated using a price for the Optional Redemption Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Optional Redemption Comparable Treasury Price for such redemption date.

                  "Independent Investment Banker" means UBS Warburg LLC, or if such firm is unwilling or unable to serve as such, an independent investment and banking institution of national standing appointed by the Trustee.

                  "Optional Redemption Reference Treasury Dealer" means each of up to five dealers to be selected by the Company and the Guarantor, and their respective successors; provided that if any of the foregoing ceases to be, and has no affiliate that is, a primary U.S. governmental securities dealer (a "Primary Treasury Dealer"), the Company and the Guarantor will substitute for it another Primary Treasury Dealer.

                  "Optional Redemption Comparable Treasury Issue" means the U.S. Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of this Security, or, if, in the reasonable judgment of the Independent Investment Banker, there is no such security, then the Optional Redemption Comparable Treasury Issue will mean the U.S. Treasury security or securities selected by the Independent Investment Banker as having an actual or interpolated maturity or maturities comparable to the remaining term of this Security.

                  "Optional Redemption Comparable Treasury Price" means (1) the average of five Optional Redemption Reference Treasury Dealer Quotations for the applicable redemption date, after excluding the highest and lowest Optional Redemption Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than five such Optional Redemption Reference Treasury Dealer Quotations, the average of all such quotations.

                  "Optional Redemption Reference Treasury Dealer Quotations" means, with respect to each Optional Redemption Reference Treasury Dealer and any Redemption Date for this Security, the average, as determined by the Independent Investment Banker of the bid and asked prices for the Optional Redemption Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker and the Trustee at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

                  5. Optional Redemption for Changes In Canadian Withholding Taxes. The Securities will be subject to redemption in whole, but not in part, at the Company's option and at any time, at a redemption price equal to 100% of their principal amount, plus accrued and unpaid interest, if any, and Liquidated Damages, if any, up to, but not including, the Redemption Date, in the event that either the Company, the Guarantor or any other obligor under the Securities, as the case may be, has become, or would become, obligated to pay, on the next date on which any amount would be payable with respect to these Securities, any Additional Amounts relating to any present or future Taxes, and provided that the obligation to pay

Additional Amounts results from a change in the taxing laws and/or regulations of Canada that is announced or becomes effective on or after the Issue Date; provided, however; (1) no notice of redemption will be given earlier than 60 days prior to the earliest date on which the Company, the Guarantor or any other obligor under the Securities, as the case may be, would be obligated to pay any of these Additional Amounts if a payment with respect to this Security were then due; (2) at the time any redemption notice is given, the obligation to pay these Additional Amounts must remain in effect through the Redemption Date; and (3) such obligation to pay Additional Amounts cannot be avoided by the Company by taking reasonable measures available to it that it determines would not have an adverse impact on it. Prior to any redemption of these Securities under these provisions, the Company will deliver to the Trustee or any Paying Agent an Officers' Certificate stating that the Company is entitled to effect the redemption and setting forth a statement of facts showing that the conditions precedent to the right of redemption have occurred.

                  6. Paying Agent and Registrar. Initially, The Chase Manhattan Bank (the "Trustee"), the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar, co-registrar or additional paying agent without notice to any Holder. The Guarantor or any of its Subsidiaries may act in any such capacity.

                  7. Indenture. The Company issued this Security under an Indenture dated as of October 3, 2001 (as amended, supplemented or otherwise modified from time to time, the "Indenture") among the Company, Devon Energy Corporation and the Trustee. The terms of this Security include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code Sections 77aaa-77bbbb), as in effect on the date of execution of the Indenture. This Security and the Guarantee are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. Capitalized terms used but not defined in this Security have the respective meanings given to such terms in the Indenture.

                  8. Denominations, Transfer, Exchange. This Security is in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of this Security may be registered and this Security may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not exchange or register the transfer of this Security during the period between a record date and the corresponding Interest Payment Date.

                  9. Persons Deemed Owners. The registered Holder of a Security shall be treated as its owner for all purposes.

                  10. Amendments and Waivers. Subject to certain exceptions and limitations, the Indenture or this Security may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Securities, and compliance in a particular instance by the Company or the Guarantor with any provision of the Indenture with respect to the Securities may be waived (other than certain provisions, including any continuing Default or Event of Default in the payment of the principal of or premium, if any, Additional Amounts, if any, or interest on these Securities) by the Holders of at least a majority in principal amount of the Securities then outstanding in accordance with the terms of the Indenture. Without the consent of any Holder, the Company, the Guarantor and the Trustee may amend or supplement the Indenture or this Security to convey, transfer, assign, mortgage or pledge to the Trustee as security for this Security any property or assets; to evidence the succession of another entity to the Company or the Guarantor, or successive successions, and the assumption by the successor entity of the covenants, agreements and obligations of the Company or the Guarantor pursuant to Section 4.01 or 4.02 of the Indenture; to add to the covenants of the Company or the Guarantor such further covenants, restrictions, conditions or provisions as the Company or the Guarantor and the Trustee shall consider to be for the protection of the Holders of Securities of one or more series, to surrender any right or power herein conferred upon the Company or the Guarantor, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions of an Event of Default permitting the enforcement of all or any of the several remedies provided in the Indenture, provided that in respect of any such additional covenant, restriction, condition or provision such amendment or supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the Holders of a majority in aggregate principal amount of the Securities of such series to waive such an Event of Default; to cure any ambiguity or to correct or supplement any provision contained in the Indenture or in any supplemental indenture which may be defective or inconsistent with any other provision contained in the Indenture or in any supplemental indenture, provided that no such action shall adversely affect the interests of the Holders of this Security; to evidence and provide for the acceptance of appointment under the Indenture by a successor trustee with respect to the Securities of one or more series and to add to or change any of the provisions of the Indenture as shall be necessary to provide for or facilitate the administration of the trusts under the Indenture by more than one trustee, pursuant to the requirements of
Section 6.08 or Section 6.09 of the Indenture; to provide for uncertificated Securities in addition to or in place of certificated Securities; to comply with any requirements, including the requirements of the SEC, in order to effect or maintain the qualification of the Indenture under the TIA; to comply with the rules or regulations of any securities exchange or automated quotations system on which any of the Securities may be listed or traded; to make any change that does not adversely affect the rights under the Indenture of any Holder; and to effect the substitution of Devon HoldCo as the Parent under the Indenture and the addition of Devon HoldCo as a "Guarantor" under the Indenture, in each case as contemplated in connection with a Mitchell Restructuring Event pursuant to Section 11.18 of the Indenture, and to make all such other modifications as are necessary or desirable in light of such Mitchell Restructuring Event to accomplish the transactions described in Section 11.18 of the Indenture or as are not inconsistent with the Indenture and do not adversely affect the rights of any Holder.

                  The right of any Holder to participate in any consent required or sought pursuant to any provision of the Indenture (and the obligation of the Company to obtain any such consent otherwise required from such Holder) may be subject to the requirement that such Holder shall have been the Holder of record of this Security as of a date identified by the Trustee in a notice furnished to Holders in accordance with the terms of the Indenture.

                  11. Defaults and Remedies. Events of Default include: (i) default in the payment of the principal of or premium, if any, on any Security at its Maturity; or (ii) default in the payment of interest, Liquidated Damages, if any, or Additional Amounts, if any, upon any of the Securities when it becomes due and payable, and continuance of such default for a period of 30 days; or (iii) default in the performance or observance, or breach, of any covenant of the Company or the Guarantor in any Security or the Indenture (other than a covenant a default in whose performance or whose breach is elsewhere in
Section 5.01 of the Indenture specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company and the Guarantor by the Trustee or to the Company, the Guarantor and the Trustee by the Holders of at least 25% in aggregate principal amount of the outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" under the Indenture; or (iv) default by the Company or the Guarantor in the payment of any principal of any Funded Debt of the Company or the Guarantor outstanding in an aggregate principal amount in excess of $50,000,000 at the final stated maturity thereof or the occurrence of any other default thereunder, the effect of which default is to cause such Funded Debt to become, or to be declared, due prior to its final stated maturity, and there has been given, by registered or certified mail, to the Company and the Guarantor by the Trustee or to the Company, the Guarantor and the Trustee by the Holders of at least 25% in aggregate principal amount of the outstanding Securities a written notice specifying such default and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder unless (A) such default shall be cured, by payment or otherwise, within 60 days after the receipt of such notice or (B) the acceleration is not rescinded or annulled or the default that caused the acceleration is not cured within 60 days after the receipt of such notice; or
(v) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or the Guarantor in an involuntary case or proceeding under any applicable U.S. or Canadian Federal or State or provincial bankruptcy, insolvency, reorganization, arrangement, dissolution, winding-up or other similar law or (B) a decree or order adjudging the Company or the Guarantor a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or the Guarantor under any applicable U.S. or Canadian Federal or State or provincial law, or appointing a custodian, receiver, receiver and manager, interim receiver, administrator, monitor, liquidator, assignee, trustee, sequestrator or other similar official of the Company or the Guarantor or of any substantial part of the property of the Company or the Guarantor, or ordering the winding up or liquidation of the affairs of the Company or the Guarantor, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; (vi) the commencement by the Company or the Guarantor of a voluntary case or proceeding under any applicable U.S. or Canadian Federal or State or provincial bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by either of them to the entry of a decree or order for relief in respect of the Company or the Guarantor in an involuntary case or proceeding under any applicable U.S. or Canadian Federal or State or provincial bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against either of them, or the filing by either of them of a petition or answer or consent seeking reorganization or relief under any applicable U.S. or Canadian Federal or State or provincial law, or the consent by either of them to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, receiver and manager, interim receiver, administrator, monitor, liquidator, assignee, trustee, sequestrator or similar official of the Company or the Guarantor or of any substantial part of the property of the Company or the Guarantor, or the making by either of them of an assignment for the benefit of creditors, or the admission by either of them in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or the Guarantor in furtherance of any such action; or (vii) the Guarantees in respect of the Securities cease to be in full force and effect or become unenforceable or invalid or are declared null and void (other than in accordance with the terms of such Guarantees) or the Guarantor denies or disaffirms its obligations under such Guarantees; or
(viii) any Mitchell Restructuring Event is consummated as contemplated in
Section 11.18 of the Indenture and, thereafter, Devon HoldCo fails to become a "Guarantor" under the Indenture in accordance with Section 11.18 of the Indenture.

                  If an Event of Default (other than an Event of Default specified in clause (5) or (6) of Section 5.01 of the Indenture) with respect to this Security occurs and is continuing, the Trustee by notice to the Company and the Guarantor, or by the Holders of at least 25% in aggregate principal amount of the then outstanding Securities by written notice to the Company, the Guarantor and the Trustee, may declare the principal of and Liquidated Damages, if any, Additional Amounts, if any, and interest on all then outstanding Securities to be due and payable immediately. The amount due and payable upon the acceleration of any Security is equal to 100% of the principal amount thereof plus Liquidated Damages, if any, Additional Amounts, if any, and accrued interest to the date of payment. Holders may not enforce the Indenture or this Security except as provided in the Indenture. The Trustee does require indemnity reasonably satisfactory to it before it enforces the Indenture or this Security. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal or premium, if any, or interest) if it determines that withholding notice is in their interests. The Company and the Guarantor each must furnish an annual compliance certificate to the Trustee.

                  12. Additional Amounts. If the Company is required to withhold or deduct any amount for or on account of any Taxes for any payment made under or with respect to this Security, the Company will pay any Additional Amounts.

                  13. Discharge Prior to Maturity. The Indenture shall be discharged and canceled upon the payment of all of the Securities and shall be discharged except for certain obligations upon the irrevocable deposit with the Trustee of cash, or U.S. Government Obligations or a combination thereof sufficient for such payment.

                  14. Trustee Dealings with the Company and the Guarantor. The Trustee in its individual or any other capacity may become the owner or pledgee of this Security and may otherwise deal with the Company, the Parent or any of their Affiliates with the same rights it would have if it were not the Trustee.

                  15. No Recourse Against Others. A director, officer, employee or stockholder of the Company or the Guarantor, as such, shall not have any liability for any obligations of the Company or the Guarantor under this Security, the Guarantee or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting this Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of this Security.

                  16. Authentication. This Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose until authenticated by the manual signature of an authorized signatory of the Trustee, which signature shall be conclusive evidence that this Security has been authenticated under the Indenture.

                  17. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused a CUSIP number to be printed on this Security as a convenience to the Holders of this Security. No representation is made as to the correctness of such number either as printed on this Security or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on this Security.

                  18. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A
(= Uniform Gifts to Minors Act).

                  19. Governing Law. The Indenture, this Security and the Guarantee shall be governed by and constructed in accordance with, the laws of the State of New York. The

Company agrees to submit to the jurisdiction of the courts of the State of New York in any action or proceeding relating to this Security and the Guarantee.

                  20. Additional Rights and Obligations of Holders. In addition to the rights provided to Holders of Securities under the Indenture, this Security and the Guarantee, Holders shall have all the rights set forth in the Registration Rights Agreement, dated as of the Issue Date (the "Registration Rights Agreement"), among the Company, Devon Energy Corporation and the Initial Purchasers. Each Holder, by his acceptance thereof, acknowledges and agrees to the provisions of the Registration Rights Agreement, including without limitation the obligations of the Holders with respect to a registration and the indemnification of the Company and the Guarantor to the extent provided therein.*

                  The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Request may be made to:

                  Devon Financing Corporation, U.L.C.
                  20 North Broadway, Suite 1500
                  Oklahoma City, Oklahoma 73102-8260
                  Attention: General Counsel
                  Telephone No.: (405) 235-3611
                  Telecopier No.: (405) 552-4550

* This paragraph should be included only if the Security is a Series A Security.

                          FORM OF NOTATION ON SECURITY
                              RELATING TO GUARANTEE

                  The Guarantor (which term includes any successor Person in such capacity under the Indenture), has fully, unconditionally and absolutely guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture, the due and punctual payment of the principal of and premium, if any, Additional Amounts, if any, and interest on these Securities and all other amounts due and payable under the Indenture and these Securities by the Company.

                  The obligations of the Guarantor to the Holders of Securities and to the Trustee pursuant to the Guarantees and the Indenture are expressly set forth in Article IX of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee.

                                       Guarantor:

                                       DEVON ENERGY CORPORATION


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                 ASSIGNMENT FORM

                  To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to
                                    --------------------------------------------

--------------------------------------------------------------------------------
             (Insert assignee's social security or tax I.D. number)


--------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

and irrevocably appoint ________________________________________________________
as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:
     ----------------------------------

Your Signature:
               -----------------------------------------------------------------
               (Sign exactly as your name appears on the face of this Security)

Signature
Guarantee:
          ----------------------------------------------------------------------
            (Participant in a Recognized Signature Guaranty Medallion Program)

                      SCHEDULE OF EXCHANGES OF SECURITIES**

                  The following exchanges, redemptions or repurchases of a part of this Global Security have been made:

                                                                       PRINCIPAL AMOUNT OF
                          AMOUNT OF DECREASE     AMOUNT OF INCREASE      GLOBAL SECURITY         SIGNATURE OF
                          IN PRINCIPAL AMOUNT   IN PRINCIPAL AMOUNT      FOLLOWING SUCH       AUTHORIZED OFFICER,
     DATE OF                   OF GLOBAL             OF GLOBAL            DECREASE (OR            TRUSTEE OR
   TRANSACTION                 SECURITY               SECURITY              INCREASE)        SECURITIES CUSTODIAN
   -----------            -------------------   -------------------    -------------------   --------------------



** This Schedule should be included only if the Security is a Global Security.

                                                                       EXHIBIT C

                         FORM OF CERTIFICATE OF TRANSFER


Devon Financing Corporation, U.L.C.
20 North Broadway, Suite 1500
Oklahoma City, Oklahoma 73102-8260
Attention: General Counsel

The Chase Manhattan Bank
600 Travis Street, Suite 1150
Houston, Texas 77002
Attention: Corporate Trust Administration

                  Re: 6.875% Notes due 2011/7.875% Debentures due 2031

                  Reference is hereby made to the Indenture, dated as of October 3, 2001 (the "Indenture"), among Devon Financing Corporation, U.L.C., as issuer (the "Company"), Devon Energy Corporation, as guarantor (the "Guarantor"), and The Chase Manhattan Bank, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                  ______________, (the "Transferor") owns and proposes to transfer the Security[s] or interest in such Security[s] specified in Annex A hereto, in the principal amount of $___________ in such Security[s] or interests (the "Transfer"), to __________ (the "Transferee"), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

[CHECK ALL THAT APPLY]

1. [ ] CHECK IF TRANSFEREE IS A QIB IN ACCORDANCE WITH RULE 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Security is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Definitive Security for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any State of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will be subject to the restrictions on transfer enumerated in the Private Placement

Legend printed on the Global Security and/or the Definitive Security and in the Indenture and the Securities Act.

2. [ ] CHECK IF TRANSFEREE WILL TAKE DELIVERY PURSUANT TO REGULATION S. The Transfer is being effected pursuant to and in accordance with Regulation S under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) if the proposed transfer is being made prior to the expiration of the Distribution Compliance Period, the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will be subject to the restrictions on Transfer enumerated in the Private Placement Legend printed on the Global Security and/or the Definitive Security and in the Indenture and the Securities Act.

3. [ ] CHECK AND COMPLETE IF TRANSFEREE WILL TAKE DELIVERY PURSUANT TO ANY PROVISION OF THE SECURITIES ACT OTHER THAN RULE 144A OR REGULATION S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Securities and Restricted Definitive Securities and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any State of the United States, and accordingly the Transferor hereby further certifies that (check one):

                  (a) [ ] such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

or

                  (b) [ ] such Transfer is being effected to the Parent, the Company, or any of their respective Subsidiaries;

or

                  (c) [ ] such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act.

4. [ ] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL SECURITY OR OF AN UNRESTRICTED DEFINITIVE SECURITY.

                  (a) [ ] CHECK IF TRANSFER IS PURSUANT TO RULE 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Securities, or Restricted Definitive Securities and in the Indenture.

                  (b) [ ] CHECK IF TRANSFER IS PURSUANT TO OTHER EXEMPTION. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144 or Regulation S and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Securities or Restricted Definitive Securities and in the Indenture.

                  This certificate and the statements contained herein are made for your benefit and the benefit of the Company.


                                       [Insert Name of Transferor]


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

Dated:  ___________, ____

                       ANNEX A TO CERTIFICATE OF TRANSFER

1.       The Transferor owns and proposes to transfer the following:

[CHECK ONE OF (a) OR (b)]

                  (a)      [ ] a beneficial interest in the Global Security
                           (CUSIP [      ]), or

                  (b)      [ ] a Restricted Definitive Security.

2.       After the Transfer the Transferee will hold:

[CHECK ONE]

                  (a)      [ ] a beneficial interest in the Global Security
                           (CUSIP [      ]); or

                  (b)      [ ] a Restricted Definitive Security; or

                  (c)      [ ] an Unrestricted Definitive Security,

              in accordance with the terms of the Indenture.

                                                                       EXHIBIT D


                         FORM OF CERTIFICATE OF EXCHANGE


Devon Financing Corporation, U.L.C.
20 North Broadway, Suite 1500
Oklahoma City, Oklahoma 73102-8260
Attention: General Counsel

The Chase Manhattan Bank
600 Travis Street, Suite 1150
Houston, Texas 77002
Attention: Corporate Trust Administration

                  Re: 6.875% Notes due 2011/7.875% Debentures due 2031

                  Reference is hereby made to the Indenture, dated as of October 3, 2001 (the "Indenture"), among Devon Financing Corporation, U.L.C., as issuer (the "Company"), Devon Energy Corporation, as guarantor (the "Guarantor"), and The Chase Manhattan Bank, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                  ____________, (the "Owner") owns and proposes to exchange the Security[s] or interest in such Security[s] specified herein, in the principal amount of $____________ in such Security[s] or interests (the "Exchange"). In connection with the Exchange, the Owner hereby certifies that:

1. EXCHANGE OF RESTRICTED DEFINITIVE SECURITIES OR BENEFICIAL INTERESTS IN A RESTRICTED GLOBAL SECURITY FOR UNRESTRICTED DEFINITIVE SECURITIES OR BENEFICIAL INTERESTS IN AN UNRESTRICTED GLOBAL SECURITY:

                  (a) [ ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL SECURITY TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL SECURITY. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Security for a beneficial interest in an Unrestricted Global Security in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Securities and pursuant to and in accordance with the U.S. Securities Act of 1933, as amended (the "Securities Act"), (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Security is being acquired in compliance with any applicable blue sky securities laws of any State of the United States.

                  (b) [ ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL SECURITY TO UNRESTRICTED DEFINITIVE SECURITY. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Security for an Unrestricted Definitive Security, the Owner hereby certifies (i) the Definitive Security is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Securities and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Definitive Security is being acquired in compliance with any applicable blue sky securities laws of any State of the United States.

                  (c) [ ] CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE SECURITY TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL SECURITY. In connection with the Owner's Exchange of a Restricted Definitive Security for a beneficial interest in an Unrestricted Global Security, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Securities and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any State of the United States.

                  (d) [ ] CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE SECURITY TO UNRESTRICTED DEFINITIVE SECURITY. In connection with the Owner's Exchange of a Restricted Definitive Security for an Unrestricted Definitive Security, the Owner hereby certifies (i) the Unrestricted Definitive Security is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Securities and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Definitive Security is being acquired in compliance with any applicable blue sky securities laws of any State of the United States.

2. EXCHANGE OF RESTRICTED DEFINITIVE SECURITIES OR BENEFICIAL INTERESTS IN RESTRICTED GLOBAL SECURITIES FOR RESTRICTED DEFINITIVE SECURITIES OR BENEFICIAL INTERESTS IN RESTRICTED GLOBAL SECURITIES

                  (a) [ ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL SECURITY TO RESTRICTED DEFINITIVE SECURITY. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Security for a Restricted Definitive Security with an equal principal amount, the Owner hereby certifies that the Restricted Definitive Security is being acquired for the Owner's own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Restricted Definitive Security issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Definitive Security and in the Indenture and the Securities Act.

                  (b) [ ] CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE SECURITY TO BENEFICIAL INTEREST IN A RESTRICTED GLOBAL SECURITY. In connection with the Exchange of the Owner's Restricted Definitive Security for a beneficial interest in the [CHECK ONE] 144A Global Security, Regulation S Global Security with an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Securities and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any State of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Security and in the Indenture and the Securities Act.

                  This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

                                       -----------------------------------------
                                                [Insert Name of Owner]




                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


Dated:  __________, ____